                                VISTA GOLD CORP.

                               NOTICE OF MEETING
                                      AND
                             MANAGEMENT INFORMATION
                               AND PROXY CIRCULAR

                                    for the
                       Annual and Special General Meeting
                                 to be held on

                             Friday, April 26, 2002

March 15, 2002

Dear Shareholder:

It is my pleasure to invite you to attend the Corporation's 2002 annual general meeting of shareholders. The meeting will be held on Friday, April 26, 2002 at 10:00 a.m., Vancouver time, at Suite 1200, 200 Burrard Street, Vancouver, British Columbia.

If you are unable to attend the meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular, and forms of proxy for the annual general meeting are all enclosed. These documents contain important information and I encourage you to read them carefully.

[NOTE TO DRAFT: SUMMARY OF BUSINESS OF MEETING RELATING TO PRIVATE PLACEMENTS AND SHARE CONSOLIDATION, AND DESCRIPTION OF BACKGROUND TO TRANSACTIONS AND REASONS FOR MANAGEMENTS RECOMMENDATIONS IN SUPPORT OF TRANSACTIONS TO BE INSERTED.]

                                          Yours truly,
                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                                VISTA GOLD CORP.
                               NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT an annual and special general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Friday, April 26, 2002, at 10:00 a.m., Vancouver time, for the following purposes:

    1. to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2001;

    2.  to elect directors to hold office until the next annual general meeting;

    3. to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

    4. to consider and approve an ordinary resolution authorizing the directors of the Corporation to issue common share purchase warrants which, subject to certain conditions including the approval of shareholders at the Meeting, are exercisable to acquire 21,600,000 common shares of the Corporation, the full text of which resolution is set out as Resolution No. 1 in Schedule "A" to the attached Management Information and Proxy Circular and is incorporated herein by reference;

    5. to consider and approve an ordinary resolution authorizing the directors of the Corporation to issue convertible debentures in the principal amount of [U.S.$2,774,000], and [SPECIAL WARRANTS] which, subject to certain conditions including the approval of shareholders at the Meeting, are convertible into or exercisable to acquire a total of [58,399,999] common shares of the Corporation and common share purchase warrants to acquire a total of [58,399,999] common shares of the Corporation, the full text of which resolution is set out as Resolution No. 2 in Schedule "A" to the attached Management Information and Proxy Circular and is incorporated herein by reference;

    6. to consider and approve a special resolution authorizing the consolidation of the issued and outstanding common shares of the Corporation on the basis of 20 existing common shares into one common share, and related amendments to the Corporation's Articles of Amalgamation, the complete text of which resolution is set out as Resolution No. 3 in Schedule "A" to the attached Management Information and Proxy Circular, and the full text of such proposed Articles of Amendment is set out in Schedule "B" to the attached Management Information and Proxy Circular, and both of which are incorporated herein by reference; and

    7. to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia,
V6C 3B9, Attention: Proxy Department, before 10:00 a.m., Vancouver time, on Wednesday, April 24, 2002, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about March 25, 2001.

DATED at Littleton, Colorado, this 15th day of March, 2002.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF MEETING

MANAGEMENT INFORMATION AND PROXY CIRCULAR...................         1
  Particulars of Matters to be Acted Upon...................         1
    Election of Directors...................................         1
    Appointment of Auditors.................................         2
    Approval of Private Placements and Share
     Consolidation..........................................         3
  Information About Proxies.................................         7
    Solicitation of Proxies.................................         7
    Appointment of Proxyholder..............................         7
    Revocation of Proxy.....................................         7
    Voting of Proxies.......................................         8
    Exercise of Discretion by Proxyholders..................         8
  Securities Entitled to Vote...............................         8
  Principal Shareholders....................................         8
  Quorum and Percentage of Votes Necessary to Pass
    Resolutions.............................................         9
  Corporate Governance......................................         9
    Committees of the Board of Director and Meetings........         9
    Audit Committee Report..................................        10
  Executive Compensation....................................        11
    Summary Compensation Table..............................        11
    Long-Term Incentive Plan................................        11
    Stock Options...........................................        11
    Pension and Retirement Savings Plans....................        13
    Termination of Employment, Change in Responsibilities
     and Employment Contracts...............................        13
    Report of the Compensation Committee....................        14
    Security Ownership of Directors and Executive
     Officers...............................................        16
    Performance Graph.......................................        17
    Compensation of Directors and Officers..................        17
  Indebtedness of Directors and Senior Officers.............        17
  Director and Officer Liability Insurance..................        17
  Interest of Management and Others in Material
    Transactions............................................        18
  Management Contracts......................................        18
  Interest of Certain Persons in Matters to be Acted Upon...        18
  Shareholder Proposals.....................................        18
  Other Matters.............................................        19
  Availability of Documents.................................        19
  Documents Incorporated by Reference.......................        19
  Board of Director Approval................................        19
Schedule "A" -- Resolutions.................................       A-1
Schedule "B" -- Articles of Amendment.......................       B-1
Schedule "C" -- Alignment with TSE Corporate Governance
  Guidelines................................................       C-1

                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR ("INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VISTA GOLD CORP. (THE "CORPORATION") OF PROXIES TO BE VOTED AT THE ANNUAL AND SPECIAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE CORPORATION ("SHAREHOLDERS") TO BE HELD AT SUITE 1200, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON FRIDAY, APRIL 26, 2002, AT 10:00 A.M., VANCOUVER TIME, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about March 22, 2002. Unless otherwise stated, the information contained in this Information Circular is given as at March 15, 2002.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Vancouver Sun and the
Whitehorse Star newspapers on March   -  , 2002 and in The Toronto Star on
March   -  , 2002.

INFORMATION REGARDING THE PROXIES SOLICITED BY MANAGEMENT IN CONNECTION WITH THE MEETING IS SET OUT BELOW UNDER "INFORMATION ABOUT PROXIES".

PARTICULARS OF MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following five persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE ENCLOSED FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW. All of the proposed nominees are presently or were in 2001 directors of the Corporation, except
Mr. Sinclair who was appointed as a director of the Corporation on February 21, 2002.

Information concerning the five nominees, as furnished by them individually, is set forth below.

NAME, RESIDENCE,                                                                                   NUMBER OF
POSITION AND AGE               PRINCIPAL OCCUPATION, BUSINESS OR EMPLOYMENT(1)   DIRECTOR SINCE   SHARES HELD
----------------               -----------------------------------------------   --------------   -----------
JOHN CLARK(2)(3)(4).........   Chartered Accountant; President of Investment     May 18, 2001           Nil
Toronto, Ontario               and Technical Management Corp., a firm engaged
DIRECTOR                       in corporate finance and merchant banking, from
Age--46                        February 1999 to present; Independent
                               consultant providing investment and management
                               advisory services from February 1998 to
                               January 1999; Executive Chairman of Laurasia
                               Resources Limited from 1988 to February 1998.

RONALD J. MCGREGOR..........   President and Chief Executive Officer of the      May 19, 1999        20,000
Littleton, Colorado            Corporation from September 2000 to present;
DIRECTOR                       Vice President, Development and Operations of
Age--54                        the Corporation from July 1996 to
                               September 2000.

NAME, RESIDENCE,                                                                                   NUMBER OF
POSITION AND AGE               PRINCIPAL OCCUPATION, BUSINESS OR EMPLOYMENT(1)   DIRECTOR SINCE   SHARES HELD
----------------               -----------------------------------------------   --------------   -----------
C. THOMAS                      Businessman; President and Chief Executive        March 8, 1996          Nil
  OGRYZLO(2)(3)(4)..........   Officer of Canatec Development Corporation, a
Toronto, Ontario               company engaged in -, from - to -; President
DIRECTOR                       and Chief Executive Officer of Black Hawk
Age--62                        Mining Inc. and its subsidiary Triton Mining
                               Corporation, both gold mining companies, from -
                               to -.

MICHAEL B. RICHINGS.........   Mining engineer; formerly, President and Chief    May 1, 1995         79,967
Littleton, Colorado            Executive Officer of the Corporation from
DIRECTOR                       June 1995 to September 2000.
Age--57

MURRAY SINCLAIR(2)(3)(4)....   Businessman; Director of Quest Management         February 21,           Nil
Vancouver, British Columbia    Corp., a firm that provides management services   2001
Director                       to the resource industry, from December 1996 to
Age--40                        present; President and Director of Quest
                               Ventures Ltd., a firm that provides merchant
                               banking services to the resource industry, from
                               September 1997 to present.

------------------------

(1) Includes occupations for the five preceding years.

(2) Member of Compensation Committee.

(3) Member of Audit Committee.

(4) Member of Corporate Governance Committee.

The information as to the municipality of residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual appointees as of March 15, 2002.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except that Mr. Sinclair was appointed to the Board of Directors as a nominee of Stockscape.com Technologies Inc. (defined below as "STOCKSCAPE") in connection with the private placement transaction that was completed on February 1, 2002. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation--Private Placement of Units". Stockscape currently holds approximately 17.8% of the outstanding common shares in the capital of the Corporation ("COMMON SHARES"). See "Principal Shareholders".

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2001 is set out below under "Corporate Governance--Committees of the Board of Directors".

APPOINTMENT OF AUDITORS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

FEES PAID TO AUDITORS AND THEIR INDEPENDENCE FROM THE CORPORATION

The aggregate fees billed by PricewaterhouseCoopers LLP for their audit of the Corporation's 2001 financial statements and for their reading and commenting on the Corporation's financial statements included in the Corporation's quarterly reports on Form 10-Q for 2001 were approximately U.S.$25,000. During 2001, PricewaterhouseCoopers LLP did not bill the Corporation for any fees related to financial information systems design and implementation services. During 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for all other services rendered in fiscal 2001 were approximately U.S.$16,000.

In reviewing the independence of PricewaterhouseCoopers LLP, the Audit Committee of the Board of Directors considered whether the provision of the services described above, other than the services related to the audit of the Corporation's annual financial statements and reading and comment on financial statements included in the Corporation's quarterly reports, is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

APPROVAL OF PRIVATE PLACEMENTS AND SHARE CONSOLIDATION

At the Meeting, shareholders will be asked to consider and approve three separate resolutions which relate to a private placement transaction that was completed by the Corporation in two steps on February 1, 2002 and March [13], 2002, respectively. The first resolution relates to certain common share purchase warrants that were issued on February 1, 2002 in connection with the first step of the private placement (defined below as the "UNIT OFFERING"), the second resolution relates to certain convertible debentures and [SPECIAL WARRANTS] that were issued on March [13], 2002 in connection with the second step of the private placement (defined below as the "DEBENTURE OFFERING"), and the third resolution relates to a consolidation of the outstanding Common Shares of the Corporation (defined below as the "SHARE CONSOLIDATION") which is being completed in connection with the private placements. These matters are discussed in further detail below and the resolutions are set out in Schedule "A" to this Information Circular.

  MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THESE RESOLUTIONS. SEE "RECOMMENDATIONS OF MANAGEMENT AND BOARD OF DIRECTORS" BELOW.

PRIVATE PLACEMENT OF UNITS

On February 1, 2002, the Corporation completed a private placement (the "UNIT OFFERING") of 20,000,000 units (the "OFFERED UNITS") to Stockscape.com Technologies Inc. ("STOCKSCAPE"), and 1,600,000 units (the "AGENT'S UNITS") to Global Resource Investments Ltd. ("GLOBAL"), as consideration for its services as agent in connection with the Unit Offering. Each Offered Unit and each Agent's Unit consisted of one Common Share and one common share purchase warrant (a "WARRANT"). Subject to shareholder approval, each Warrant entitles the holder to purchase one Common Share at a price of U.S.$0.075 per share on or before 4:30 p.m., Vancouver time, on February 1, 2007. As a condition of the closing of the Unit Offering, Murray Sinclair, a director of Stockscape, was appointed to the Board of Directors of the Corporation. See "Particulars of Matters to be Acted Upon--Election of Directors".

The closing of the Unit Offering provided the Corporation with net proceeds of U.S.$1,026,000 and the potential for an additional U.S.$1,500,000, if the Warrants issued as part of the Unit Offering are exercised. Of these proceeds, [U.S.$814,087] was used to settle a lawsuit initiated by United States
Fidelity & Guarantee Company (described in the Corporation's Form 10-K for the year-ended 2000 and Form 10-Qs for 2001) and the balance will be used by the Corporation as working capital. The potential liability associated with this lawsuit had been a significant deterrent for potential investors and management believes that its settlement will enhance the ability of the Corporation to raise additional capital in the future. Management estimates that the additional working capital provided by the Unit Offering will provide the Corporation with sufficient cash resources to continue operations until the end of April 2002. IF SHAREHOLDERS DO NOT APPROVE THE WARRANTS ISSUED AS PART OF THE UNIT OFFERING, THE CORPORATION WILL LOSE THE POTENTIAL TO RECEIVE THE U.S.$1,500,000 THAT WILL BE RECEIVED BY THE CORPORATION IF ALL WARRANTS ARE EXERCISED.

The Toronto Stock Exchange (the "TSE") has approved the Unit Offering, subject to shareholders approving the issuance of the Warrants at the Meeting. The issuance of the Common Shares that were issued as part of the Unit Offering is not subject to shareholder approval.

Accordingly, at the Meeting, the shareholders will be asked to consider and approve an ordinary resolution (the "UNIT OFFERING RESOLUTION") authorizing the directors of the Corporation to issue the Warrants to acquire 21,600,000 Common Shares that were issued in connection with the Unit Offering. The full text of the Unit Offering Resolution is set out as Resolution No. 1 of Schedule "A" to this Information Circular.

PRIVATE PLACEMENT OF CONVERTIBLE DEBENTURES

On March [13], 2002, the Corporation completed a private placement (the "DEBENTURE OFFERING") of convertible debentures ("DEBENTURES") in the principal amount of [U.S.$2,774,000] to various investors, and [4,325,925] [SPECIAL WARRANTS (THE "AGENT'S SPECIAL WARRANTS")] to Global, as consideration for its services as agent in connection with the Debenture Offering. Subject to shareholder approval, the Debentures are convertible into units (the "DEBENTURE UNITS") at a price of U.S.$0.0513 per Debenture Unit, with each Debenture Unit consisting of one Common Share and one Warrant with the same terms as the Offered Units (described above under "Private Placement of Units"). The Debentures bear interest at a rate of 1% per annum and will mature on [SEPTEMBER 13, 2003] (the "MATURITY DATE"), unless they are converted or otherwise become due and payable prior to that date. [SUBJECT TO SHAREHOLDER APPROVAL, THE AGENT'S SPECIAL WARRANTS ARE CONVERTIBLE INTO [4,325,925] AGENT'S UNITS, WITH EACH AGENT'S UNIT CONSISTING OF ONE COMMON SHARE AND ONE WARRANT WITH THE SAME TERMS AS THE OFFERED UNITS (DESCRIBED ABOVE UNDER "PRIVATE PLACEMENT OF UNITS").]

Subject to shareholder approval of the Debenture Offering at the Meeting, the Debentures may, at the option of the holder, be converted into Debenture Units at any time prior to the Maturity Date. In addition, if shareholder approval is obtained at the Meeting the Debentures will automatically be converted into Debenture Units on the date a registration statement filed under the United States SECURITIES ACT OF 1933 (a "REGISTRATION STATEMENT") relating to the Debentures, the Debenture Units and the Common Shares and Warrants underlying the Debenture Units is declared effective by the United States Securities and Exchange Commission (the "SEC"). THE DEBENTURES WILL AUTOMATICALLY BECOME DUE AND PAYABLE, IN CASH, ON THE DATE OF THE MEETING, IF SHAREHOLDERS DO NOT APPROVE THE DEBENTURE OFFERING AT THE MEETING. In addition, if shareholder approval is obtained at the Meeting the Debentures will become due and payable, in cash, at the option of the holder at any time after September 13, 2002, if by such date the SEC has not declared effective a Registration Statement relating to the Debentures, the Debenture Units and the Common Shares and Warrants underlying the Debenture Units.

The gross proceeds raised by the issuance of the Debentures have been placed in escrow. If shareholders approve the Debenture Offering at the Meeting, these proceeds will be released to the Corporation. IF SHAREHOLDERS DO NOT APPROVE THE DEBENTURE OFFERING AT THE MEETING, THE PROCEEDS FROM THE ISSUANCE OF THE

DEBENTURES AND ALL ACCRUED INTEREST WILL BE RETURNED TO INVESTORS. THE AGENT'S SPECIAL WARRANTS WILL NOT BE CONVERTED INTO AGENT'S UNITS UNLESS SHAREHOLDER APPROVAL IS OBTAINED AT THE MEETING OR SUBSEQUENTLY.

If shareholders approve the Debenture Offering at the Meeting, management expects that the Debentureholders will nominate a person to be appointed as a director of the Corporation.

The TSE has approved the Debenture Offering, subject to, among other things, shareholders approving the issuance of the Debentures and [THE AGENT'S SPECIAL WARRANTS] at the Meeting. Accordingly, at the Meeting, the shareholders will be asked to consider and approve an ordinary resolution (the "DEBENTURE OFFERING RESOLUTION") authorizing the directors of the Corporation to issue the Debentures and [THE AGENT'S SPECIAL WARRANTS] that were issued in connection with the Unit Offering. The full text of the Debenture Offering Resolution is set out as Resolution No. 2 of Schedule "A" to this Information Circular.

SHARE CONSOLIDATION

The Corporation is currently authorized to issue an unlimited number of Common Shares, of which 112,315,050 were outstanding on March 15, 2002. In connection with the Debenture Offering, the Board of Directors has approved (i) the consolidation (the "SHARE CONSOLIDATION") of the issued and outstanding Common Shares on the basis of 20 existing Common Shares into one Common Share, and
(ii) amendments to the Corporation's Articles of Amalgamation to reflect the Share Consolidation. Management and the Board of Directors of the Corporation believe that the Share Consolidation is necessary in order to facilitate future equity financing that will be required by the Corporation to fund on-going exploration and development of its properties, future property acquisitions and working capital requirements

No fractional Common Shares will be issued in connection with the Share Consolidation and in the event that the resultant number of Common Shares held by any shareholder following the Share Consolidation is not a whole number, then the number of Common Shares to be received by the shareholder shall be rounded up or down to the nearest whole number of Common Shares. The maximum number of Common Shares that the Corporation is authorized to issue will not be amended in connection with the Share Consolidation and will remain as an unlimited number of Common Shares.

Under the terms of the Warrants and the Debentures that were issued in connection with the Unit Offering and the Debenture Offering (see "Private Placement of Units" and "Private Placement of Convertible Debentures" above), if the Share Consolidation is effected the price at which each Warrant is exercisable to acquire one Common Share and each Debenture is convertible into one Common Share will be adjusted so that it is 20 times the exercise price and conversion price, respectively, prior to the Share Consolidation being made effective. In other words, the Share Consolidation would have the effect of re-pricing the exercise price of the Warrants from U.S.$0.075 to U.S.$1.50 and the price of the Debenture Units issued on conversion of the Debentures from U.S.$0.0513 to U.S.$1.026. A similar adjustment will be made to the exercise price of stock options to acquire Common Shares which are held by directors, officers and employees of the Corporation under the terms of the Corporation's stock option plan. In addition, the number of Common Shares issuable under the Corporation's stock option plan, will be reduced on a 20 to one basis, from 4,500,000 Common Shares to 225,000 Common Shares.

If shareholders approve the Share Consolidation and management of the Corporation elect to proceed with the Share Consolidation management will determine the timing for the necessary actions to effect the Share Consolidation. At present, management of the Corporation intends to file the necessary corporate documents to effect the Share Consolidation with the Yukon Registrar of Corporations on the first business day following the approval of the Share Consolidation Resolution at the Meeting. On the next business day following the filing of such materials, management of the Corporation intends to file the necessary documents to effect the Share Consolidation with The Toronto Stock Exchange and the American Stock Exchange. On the next business day following these filings with the stock exchanges, management of the Corporation intends to mail letters of transmittal to each shareholder of record of the

Corporation that will set out the procedures for shareholders to surrender their existing Common Share certificates and receive new Common Share certificates representing the number of Common Shares to which they are entitled on a post-Share Consolidation basis. Upon receipt by the Corporation's registrar and transfer agent, Computershare Trust Company of Canada, of a shareholder's properly completed letter of transmittal, together with his or her existing Common Share certificates, Computershare will forward to such shareholders, as soon as practicable, the new Common Share certificates of the Corporation reflecting the number of common shares to which each such shareholder is entitled on a post-Share Consolidation basis. The Common Shares of the Corporation are expected by management to commence trading on The Toronto Stock Exchange and the American Stock Exchange on a post-Share Consolidation basis two to three trading days after the later of (i) mailing of letters of transmittal to shareholders of the Corporation and (ii) the Corporation meeting all requirements established by The Toronto Stock Exchange and the American Stock Exchange in respect of the Share Consolidation.

The Toronto Stock Exchange has approved the Share Consolidation, subject to, among other things, shareholders approving the Share Consolidation at the Meeting. Accordingly, at the Meeting, shareholders will be asked to consider and approve a special resolution (the "SHARE CONSOLIDATION RESOLUTION") authorizing the Share Consolidation and amendments to the Corporation's Articles of Amalgamation to reflect the Share Consolidation. The full text of the Share Consolidation Resolution is set out as Resolution No. 1 of Schedule "A" to this Information Circular and the full text of the proposed Articles of Amendment of the Corporation is set out in Schedule "B" to this Information Circular.

IF THE DEBENTURE OFFERING RESOLUTION IS NOT APPROVED BY SHAREHOLDERS, MANAGEMENT OF THE CORPORATION MAY NOT PROCEED WITH THE SHARE CONSOLIDATION (I.E., EVEN IF THE SHARE CONSOLIDATION RESOLUTION IS APPROVED). In addition, notwithstanding the approval of the Share Consolidation Resolution by shareholders, the Board of Directors may without further approval of the shareholders elect not to act on or carry out the Share Consolidation. Finally, the Share Consolidation will not be effected without the approval of The Toronto Stock Exchange and the American Stock Exchange.

RECOMMENDATION OF MANAGEMENT AND THE BOARD OF DIRECTORS

  MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THE UNIT OFFERING RESOLUTION, THE DEBENTURE OFFERING RESOLUTION AND THE SHARE CONSOLIDATION RESOLUTION.

The Corporation's recent financial statements and other disclosure documents have highlighted that the ability of the Corporation to continue as a going concern (i.e., remain in business) is dependent on the Corporation obtaining additional capital. In particular, the Corporation's financial statements and Form 10-K for the year-ended 2000 and quarterly financial statements and Form 10-Qs for 2001 disclosed management's estimate that the Corporation had sufficient cash resources to continue operations until March 2002, and made it clear that there was substantial doubt about the ability of the Corporation to remain in business after March 2002 unless the Corporation obtained additional capital. Management estimates that the additional working capital obtained by the Corporation at the Unit Offering will provide the Corporation with sufficient cash resources to continue operations until the end of April 2002.

If approved by shareholders, the Warrants issued as part of the Unit Offering will provide the potential for an additional U.S.$1,500,000 of capital to the Corporation, if all Warrants are exercised; and the Debenture Offering will provide a total of [U.S.$2,800,000], immediately, with the potential to provide an additional [U.S.$4,100,000] of capital if all Warrants issued in connection with this transaction are exercised by investors. HOWEVER, THE CORPORATION WILL NOT RECEIVE ANY OF THIS FUNDING UNLESS THE APPROVAL OF SHAREHOLDERS IS OBTAINED AT THE MEETING. IF THIS FUNDING IS NOT OBTAINED, MANAGEMENT AND THE BOARD OF DIRECTORS HAVE SIGNIFICANT CONCERNS REGARDING THE ABILITY OF THE CORPORATION TO CONTINUE TO REMAIN IN BUSINESS.

The closings of the Unit Offering and the Debenture Offering in February and March 2002 represent the culmination of several years of extensive efforts by management to identify and secure the funding necessary for the Corporation to continue to operate its business. Management and the Board of Directors believe that these transactions represent the best, and possibly the only, source of new capital available to the Corporation in the near term. In addition, these transactions have provided the Corporation with the capital necessary to eliminate the contingent liability associated with a lawsuit against the Corporation, to remain viable, and to develop and pursue a value-creating business plan.

FOR THESE REASONS, MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THE UNIT OFFERING RESOLUTION, THE DEBENTURE OFFERING RESOLUTION AND THE SHARE CONSOLIDATION RESOLUTION.

INFORMATION ABOUT PROXIES

SOLICITATION OF PROXIES

The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. THE CORPORATION MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT THE CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. THE COST OF THE SOLICITATION WILL BE BORNE BY THE CORPORATION.

APPOINTMENT OF PROXYHOLDER

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY FOR THE MEETING ARE DIRECTORS OR OFFICERS OF THE CORPORATION AND ARE NOMINEES OF MANAGEMENT. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED. IF A SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE COMMON SHARES REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN FAVOUR OF SUCH MATTER OR MATTERS.

The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Computershare Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Wednesday, April 24, 2002, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken or in any other manner permitted by law.

VOTING OF PROXIES

A shareholder may direct the matter in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED WITH RESPECT TO ANY RESOLUTION OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED IN FAVOUR OF THE RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO ANY RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED IN FAVOUR OF THE RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such matter.

SECURITIES ENTITLED TO VOTE

As of March 15, 2002, the authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 112,315,050 Common Shares are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder and such shareholder may exercise such vote either in person or by proxyholder, except that shareholders who acquired their Common Shares as part of the Unit Offering are not entitled to vote at the Meeting with respect to the Unit Offering Resolution or the Debenture Offering Resolution. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation".

The Board of Directors of the Corporation has fixed the close of business on March 22, 2002 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every shareholder of record at the close of business on March 22, 2002 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment thereof, except to the extent that:

    (a) such shareholder has transferred the ownership of any of his or her Common Shares after March 22, 2002; and

    (b) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

PRINCIPAL SHAREHOLDERS

To the knowledge of the directors and officers of the Corporation, as of March 15, 2002, the only person or company that beneficially owns, directly or indirectly, or exercises control or direction over, more than 5% of the issued and outstanding Common Shares is Stockscape.com
Technologies Inc., which beneficially owns 20,000,000 Common Shares, which represent 17.8% of the outstanding Common Shares.

QUORUM AND PERCENTAGE OF VOTES NECESSARY TO PASS RESOLUTIONS

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

The ordinary resolutions authorizing the directors of the Corporation (i) to issue certain common share purchase warrants in connection with the private placement transaction that was completed by the Corporation on February 1, 2002 (defined above as the "UNIT OFFERING"), and (ii) to issue certain convertible debentures and special warrants in connection with the private placement transaction that was completed by the Corporation on March [13], 2002 (defined above as the "DEBENTURE OFFERING"), must be approved by a majority of more than 50% of the votes cast by shareholders who vote in person or by proxy at the Meeting with respect to these resolutions, excluding shareholders who acquired their Common Shares as part of the Unit Offering. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation".

The special resolution to approve the consolidation of the issued and outstanding Common Shares of the Corporation on the basis of 20 existing Common Shares into one Common Share, must be approved by a majority of not less than 66 2/3% of the votes cast by the shareholders of the Corporation who vote in person or by proxy in respect of that resolution. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation--Share Consolidation".

CORPORATE GOVERNANCE

The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. The Toronto Stock Exchange has established guidelines for effective corporate governance. The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds these guidelines. A detailed description of how the Corporation's system of corporate governance compares to the corporate governance guidelines established by The Toronto Stock Exchange is attached as Schedule "C" to this Information Circular.

COMMITTEES OF THE BOARD OF DIRECTOR AND MEETINGS

During fiscal 2001, there were three standing committees of the Board of
Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. A majority of the directors on each committee are unrelated directors.

The Audit Committee is chaired by John Clark-. Its other members are C. Thomas Ogryzlo and A. Murray Sinclair (a member since February 21, 2002). Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the internal controls that management and the Board have established, and (iii) the audit, accounting and financial reporting processes generally. The Audit Committee met four times during the fiscal year ended December 31, 2001. Additional information about the Audit Committee is contained in the Audit Committee Report below "Audit Committee Report".

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members are John Clark and A. Murray Sinclair (a member since February 21,
2002). The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies in light of the corporate governance guidelines published by The Toronto Stock Exchange and also to review proposed nominees for the Board. The Corporate Governance Committee met once during the fiscal year ended December 31, 2001. Additional information about the Corporate Governance Committee is contained above under "Corporate Governance".

The Compensation Committee is chaired by John M. Clark. Its other members are C. Thomas Ogryzlo and A. Murray Sinclair (a member since February 21, 2002). The Compensation Committee's functions are to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The Compensation Committee met two times during the fiscal year ended December 31, 2001. Additional information about the Compensation Committee is contained under the heading "Executive Compensation--Report of the Compensation Committee".

During the fiscal year ended December 31, 2001, the Board of Directors met seven times. Each director attended at least 75% of the total number of each of the meetings of the Board of Directors and the meetings of the committees on which he served.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board of Directors in 2001. Each of the members of the Audit Committee is independent, as defined by the American Stock Exchange listing standards.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that Corporation's financial statements be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2001.

First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards. No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP a letter concerning their independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2001, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2001. Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements be included in its 2001 Annual Report on Form 10-KSB. [NOTE TO DRAFT:
THE ABOVE MUST BE DOCUMENTED WITH THE APPROPRIATE AUDIT COMMITTEE RESOLUTIONS].

                                        Submitted on behalf of the Audit
                                        Committee

                                        John M. Clark (Chairman)
                                        C. Thomas Ogryzlo
                                        A. Murray Sinclair

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below contains a summary of the compensation paid to, or earned by, the Corporation's President and Chief Executive Officer, and the Corporation's four most highly compensated executive officers (other than the President and Chief Executive Officer) who were serving as executive officers at the end of the Corporation's most recently completed financial year and during such year received, in their capacity as officers of the Corporation and any of its subsidiaries, in excess of Cdn.$100,000 (collectively, the "Named Executive Officers"), for each of the Corporation's three most recently completed financial years ended December 31, 2001, 2000 and 1999. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                                                   NUMBER OF
                                                   ANNUAL COMPENSATION               COMMON
                                          -------------------------------------   SHARES UNDER
                                                                 OTHER ANNUAL       OPTIONS         ALL OTHER
                                           SALARY     BONUS     COMPENSATION(1)    GRANTED(2)    COMPENSATION(3)
NAME AND PRINCIPAL POSITION      YEAR     (U.S.$)    (U.S.$)        (U.S.$)           (#)            (U.S.$)
---------------------------    --------   --------   --------   ---------------   ------------   ---------------
Ronald J. McGregor...........    2001     160,000      nil            nil            650,000          5,250
President and Chief Executive    2000     160,000      nil            nil            500,000          5,250
  Officer                        1999     141,000      nil            nil            300,000          5,000

John F. Engele(4)............    2001      69,950      nil            nil            175,000          2,869
Vice President, Finance and      2000          --       --             --                 --             --
  Chief Financial Officer        1999          --       --             --                 --             --

------------------------

(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.

(2) All securities under option are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding.

(3) Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pensions and Retirement Savings Plans".

(4) Mr. Engele was appointed Vice President, Finance on May 1, 2001 and Chief Financial Officer on October 30, 2001.

LONG-TERM INCENTIVE PLAN

The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

STOCK OPTIONS

The Corporation has established the Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase up to a maximum of 4,500,000 of the issued and outstanding Common Shares from time to time, provided that no more than 5% of the issued and outstanding Common Shares may from time to time be reserved for issuance pursuant to the exercise of stock options granted to any one individual. Effective upon the amalgamation of Granges Inc. and Da Capo Resources Ltd. on November 1, 1996, the Corporation, as the amalgamated entity, adopted the Stock Option Plan of Granges Inc. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on The Toronto Stock Exchange on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

STOCK OPTION GRANTS

A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 2001 is set out in the table below. All stock options are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                     % OF TOTAL                                                             POTENTIAL
                                      OPTIONS                                                            REALIZABLE VALUE
                          NUMBER     GRANTED TO                        MARKET VALUE OF                      AT ASSUMED
                            OF       EMPLOYEES                           SECURITIES                      ANNUAL RATES OF
                        SECURITIES       IN                              UNDERLYING                        STOCK PRICE
                          UNDER      FINANCIAL      EXERCISE OR        OPTIONS ON THE                    APPRECIATION FOR
                          OPTION        YEAR         BASE PRICE         DATE OF GRANT      EXPIRY DATE     OPTION TERM
NAME                       (#)          (%)       (CDN.$/SECURITY)   (CDN.$/SECURITY)(1)     (M/D/Y)      5%/10% (CDN.$)
----                    ----------   ----------   ----------------   -------------------   -----------   ----------------
Ronald J. McGregor....    150,000        46%            0.12                  0.12           10/30/11     29,320/46,687

                          100,000        31%            0.12                  0.12           04/30/11     19,547/31,124
John F. Engele........     75,000        23%            0.12                  0.12           10/30/11     14,660/23,343

------------------------

(1) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on The Toronto Stock Exchange on the day preceding the date of grant.

The reported high and low trading prices of the Corporation's Common Shares on The Toronto Stock Exchange and the American Stock Exchange for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

                                              THE TORONTO STOCK EXCHANGE       AMERICAN STOCK EXCHANGE
                                              ---------------------------      ------------------------
                                                 HIGH             LOW            HIGH            LOW
                                              ----------      -----------      ---------      ---------
March 31 to April 29, 2001..................  Cdn.$0.15       Cdn.$0.105       U.S.$0.09      U.S.$0.07
September 30 to October 29, 2001............  Cdn.$0.15       Cdn.$ 0.12       U.S.$0.10      U.S.$0.08

AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 2001 and the value at December 31, 2001 of unexercised in-the-money options held by the Named Executive Officers issued is set out in the table below. No SARs are outstanding. All currency figures under the heading "Aggregated Option Exercises and Value of Unexercised Options" are in Canadian dollars.

 AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

                                                                                              VALUE OF
                                                                                            UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                        OPTIONS AT           OPTIONS AT
                                          SECURITIES    AGGREGATE   FINANCIAL YEAR-END   FINANCIAL YEAR-END
                                           ACQUIRED       VALUE        EXERCISABLE/         EXERCISABLE/
                                          ON EXERCISE   REALIZED      UNEXERCISABLE       UNEXERCISABLE(1)
NAME                                          (#)        (CDN.$)           (#)                (CDN.$)
----                                      -----------   ---------   ------------------   ------------------
Ronald J. McGregor......................      nil          nil           650,000/0            6,000/nil

John F. Engele..........................      nil          nil           175,000/0              nil/nil

------------------------

(1) Based on the closing trading price of the Common Shares on The Toronto Stock Exchange on the last trading day of the financial year, being Cdn.$0.10.

PENSION AND RETIREMENT SAVINGS PLANS

The Corporation sponsors a quantified tax-deferred savings plan in accordance with the provisions of section 401(K) of the U.S. Internal Revenue Service Code, which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

On April 30, 2001, Robert L. Folen resigned as Vice President, Finance and was replaced by John F. Engele. Mr. Engele was previously employed by Echo Bay
Mines Ltd. in various senior financial positions. Mr. Engele was appointed Chief Financial Officer on October 30, 2001. Mr. Folen continues to serve the company as Controller of Vista's subsidiary, Hycroft Resources & Development Inc. The Named Executive Officers of the Corporation, Ronald J. McGregor, the President and Chief Executive Officer, and John F. Engele, Vice President, Finance and Chief Financial Officer, have been engaged under employment contracts. Each of these contracts provides for base salary, annual discretionary incentive bonus, four weeks vacation time and various minor perquisites.

The contract between the Corporation and Mr. McGregor is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. McGregor may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months (or makes a lump sum payment equal to 12 months of his base salary), and by Mr. McGregor upon 30 days notice to the Corporation. In addition, in the event that Mr. McGregor suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 12 months following notice of such termination.

The contract between the Corporation and Mr. Engele is for an unlimited term, provides for a performance bonus in accordance with the Corporation's incentive policy, may be terminated by the Corporation or the employee upon 30 days written notice, and provides for the severance benefits described below. Under the terms of this contract, the employment of Mr. Engele may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 6 months (or makes a lump sum payment equal to 6 months of his base salary), and by Mr. Engele upon 30 days notice to the Corporation. In addition, in the event that Mr. Engele suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 6 months following notice of such termination.

As at March 15, 2002, the Corporation has arrangements with Mr. McGregor and
Mr. Engele under which each is entitled to receive severance benefits based upon his monthly salary in the event of termination of his employment other than for cause. The aggregate compensation payable to Mr. McGregor and Mr. Engele under this arrangement is U.S.$210,000 and the amount payable to each Mr. McGregor and Mr. Engele is as follows:

                                                              COMPENSATION
NAME                                                            PAYABLE
----                                                          ------------
Ronald J. McGregor..........................................  U.S.$160,000
John F. Engele..............................................  U.S.$ 50,000

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

REPORT OF THE COMPENSATION COMMITTEE

COMPOSITION OF THE COMPENSATION COMMITTEE

The Corporation has a Compensation Committee comprised of the following directors: C. Thomas Ogryzlo and John M. Clark. None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters.

The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the

Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus the amount of which is at the sole discretion of the Board of Directors. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 2001, no incentive payments were paid to any executive officers or employees of the Corporation.

The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings, resource base, and share price increments.

The compensation of Ronald J. McGregor, the President and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. McGregor, Mr. McGregor is entitled to receive a base salary, an annual discretionary incentive bonus, four weeks vacation time and various minor perquisites. In addition, Mr. McGregor is entitled to receive incentive stock options under the Stock Option. During 2001, Mr. McGregor did not receive an incentive bonus. Further details regarding the compensation received by Mr. McGregor during 2001 are outlined above under "Executive Compensation--Summary Compensation Table".

                                        Submitted on behalf of the Compensation
                                        Committee

                                        John M. Clark (Chairman)
                                        C. Thomas Ogryzlo
                                        A. Murray Sinclair

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of Common Shares beneficially owned, as of March 15, 2002, by each director of the Corporation, each of the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Corporation as a group:

                                       NUMBER OF COMMON   NUMBER OF COMMON SHARES
NAME OF BENEFICIAL OWNER(1)            SHARES OWNED(2)     CONTROLLED BY OPTIONS
---------------------------            ----------------   -----------------------
John M. Clark........................          nil                 100,000
Director

Ronald J. McGregor...................       20,000                 650,000
President, Chief Executive Officer
  and Director

C. Thomas Ogryzlo....................          nil                 100,000
Director

Michael B. Richings..................       79,967                 200,000
Director

A. Murray Sinclair...................          nil                 100,000
Director

John F. Engele.......................          nil                 175,000
Vice President, Finance and
Chief Financial Officer

All directors and officers as a             99,967               1,325,000
  group..............................

------------------------

(1) For the purposes of this table, a person is considered to "beneficially own" any Common Shares (i) over which such person exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (e.g., through the exercise of stock options). Unless otherwise indicated, each person has sole voting and investment power with respect to the Common Shares set opposite his name.

(2) Unless otherwise indicated, all amounts shown are less than 1% of the outstanding Common Shares.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the TSE 300 Stock Index and the TSE Gold and Precious Metals Index, assuming the reinvestment of dividends, for the last five financial years:

                              [PERFORMANCE GRAPH]

                                                1996       1997       1998       1999       2000       2001
                                              --------   --------   --------   --------   --------   --------
VGZ Toronto.................................   100.00      17.84      12.43       7.57       4.86       5.41
TSE Gold....................................   100.00      56.44      52.39      43.13      38.40      45.12
TSE 300.....................................   100.00     113.03     109.43     141.96     150.73     129.66

                                  SCHEDULE "A"
                                  RESOLUTIONS

RESOLUTION NO. 1--UNIT OFFERING RESOLUTION

"BE IT RESOLVED as an ordinary resolution that:

1. the directors of the Corporation are hereby authorized to issue to Stockscape Technologies Inc. and Global Resource Investments Ltd. a total of 21,600,000 common share purchase warrants, as more particularly described in the Management Information and Proxy Circular dated March 15, 2002; and

2. any officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instruments, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

RESOLUTION NO. 2--DEBENTURE OFFERING RESOLUTION

"BE IT RESOLVED as an ordinary resolution that:

1. the directors of the Corporation are hereby authorized to issue convertible debentures in a principal amount of [U.S.$2,774,000] to various investors and [4,325,925] special warrants to Global Resource Investments Ltd., all as more particularly described in the Management Information and Proxy Circular dated March 15, 2002; and

2. any officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

RESOLUTION NO. 3--SHARE CONSOLIDATION RESOLUTION

"BE IT RESOLVED, as a special resolution, that:

1. the Corporation consolidate all of its issued and outstanding common shares on the basis of every 20 issued and outstanding common shares without par value being consolidated into one common share without par value, and altering the Corporation's Articles of Amalgamation accordingly (the "Share Consolidation");

2. no fractional common shares of the Corporation shall be issued in connection with the Share Consolidation and in the event that the resultant number of common shares held by any shareholder is not a whole number, then the number of common shares to be received by a shareholder shall be rounded up or down to the nearest whole number of common shares;

3. the maximum number of common shares that the Corporation is authorized to issue is not amended, and shall remain as an unlimited number of common shares without par value authorized for issuance by the Corporation;

4. the amended Articles of Continuance of the Corporation (the "Amended Articles") in substantially the form attached as Schedule "B" to the Management Information and Proxy Circular dated March 15, 2002 are hereby approved in all respects, with such amendments thereto as the director or officer executing the same may approve, such approval to be conclusively evidenced by his or her signature thereto;

5. notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the Board of Directors of the Corporation may, in their sole discretion and without further approval of the shareholders of the Corporation, revoke this special resolution at any time prior to effecting the Share Consolidation and elect not to act on or carry out this special resolution; and

6. any director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver the Amended Articles and to execute and, if appropriate, deliver all of the documents and do all other things as in the opinion of such director or officer may be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument and the taking of any such action."

                                  SCHEDULE "B"
                             ARTICLES OF AMENDMENT
                       BUSINESS CORPORATIONS ACT (YUKON)
                              (Section 30 or 179)
                                   Form 5-01
                             ARTICLES OF AMENDMENT

1.  Name of Corporation: Vista Gold Corp.

2.  Corporate Access Number:   -

3. The Articles of the above named corporation are amended pursuant to a court order:
    Yes             No  X

4. The Articles of Amalgamation of Vista Gold Corp. (the "Corporation") are amended as follows by Special Resolution of the Shareholders of the
    Corporation:

    (a) the Corporation consolidate all of its common shares without par value
       from   -  common shares without par value into   -  common shares without
       par value, every 20 common shares without par value being consolidated into one common share without par value:

        (i) no fractional common shares of the corporation shall be issued in connection with the consolidation and in the event that the resultant number of shares held by any shareholder is not a whole number, then the number of common shares to be received by a shareholder shall be rounded up or down to the nearest whole number of common shares; and

        (ii) the maximum number of common shares that the Corporation is authorized to issue is not amended, and shall remain as an unlimited number of common shares without par value authorized for issuance by the Corporation.

5.   Date                          Signature                     Title


                                  SCHEDULE "C"
               ALIGNMENT WITH TSE CORPORATE GOVERNANCE GUIDELINES

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 1.  Board should                Yes        Pursuant to the BUSINESS CORPORATIONS ACT of the Yukon
     explicitly assume                      Territory, the Board of Directors is required to
     responsibility for                     manage or supervise the management of the affairs and
     stewardship of the                     business of the Corporation. The Board of Directors
     corporation, and                       has adopted a written mandate, which defines its
     specifically for:                      stewardship responsibilities in light of this
                                            statutory obligation. The Directors' principal
                                            responsibilities are to supervise and evaluate
                                            management, to oversee the conduct of the business, to
                                            set policies appropriate for the business and to
                                            approve corporate strategies and goals. In carrying
                                            out these responsibilities, the Board of Directors is
                                            entitled to place reasonable reliance on management.
                                            The mandate and responsibilities of the Board of
                                            Directors are to be carried out in a manner consistent
                                            with the fundamental objective of protecting and
                                            enhancing the value of the Corporation and providing
                                            ongoing benefit to the shareholders.

     (a) adoption of a           Yes        The Board of Directors specifically assumes
         strategic planning                 responsibility for the adoption of a strategic
         process                            planning process.

     (b) identification of       Yes        The Board of Directors specifically assumes
         principal risks,                   responsibility for identification of principal risks,
         and implementing                   and implementing risk management systems.
         risk management
         systems

     (c) succession              Yes        The Board of Directors specifically assumes
     planning and                           responsibility for succession planning and monitoring
         monitoring senior                  senior management.
         management

     (d) communications          Yes        The Board of Directors specifically assumes
         policy                             responsibility for the Corporation's communications
                                            policy.

     (e) integrity of            Yes        The Board of Directors specifically assumes
     internal control and                   responsibility for the integrity of internal control
         management                         and management information systems.
         information
         systems

 2.  Majority of directors       Yes        The present Board of Directors consists of five
     should be "unrelated"                  directors, three of whom qualify as unrelated
     (independent of                        directors who are independent of management and free
     management and free                    from any interest or business relationship which
     from conflicting                       could, or could be perceived to, materially interfere
     interest)                              with their ability to act in the best interest of the
                                            Corporation.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------

 3.  Disclosure for each         Yes        Ronald J. McGregor is a related director because of
     director whether he or                 his management position with the Corporation. Michael
     she is related, and                    B. Richings was President and Chief Executive Officer
     how that conclusion                    of the Corporation until September 8, 2000 and since
     was reached                            then has continued to provide services to management
                                            of the Corporation on an informal consulting basis.
                                            The Corporate Governance Committee of the Board of
                                            Directors has determined that the above factors may
                                            impair the ability of the directors to act with a view
                                            to the best interest of the Corporation and,
                                            accordingly, Mr. Richings has been determined to be a
                                            related director. The remaining three directors are
                                            all independent of management and have no interest,
                                            business or other relationship other than
                                            shareholdings, which could, or could reasonably be
                                            perceived to materially interfere with the directors
                                            ability to act with a view to the best interests of
                                            the Corporation.
                                            The Corporation does not have a significant
                                            shareholder with the ability to exercise a majority of
                                            the votes for the election of the Board of Directors.

 4.  (a) Appoint a               Yes        The Corporate Governance Committee, which is required
         committee                          to meet at least once each year, is required to
         responsible for                    identify, review the qualifications of and recommend
         appointment/                       to the Board of Directors possible nominees for the
         assessment of                      Board of Directors to be proposed in management's
         directors                          Information Circular for election or re-election at
                                            each annual meeting of the Corporation and to
                                            identify, review the qualifications of and recommend
                                            to the Board of Directors possible candidates to fill
                                            vacancies on the Board of Directors between annual
                                            meetings.

     (b) Composed                Yes        The Corporate Governance Committee is entirely
         exclusively of                     composed of non-management directors who are unrelated
         non-management                     to the Corporation.
         directors, the
         majority of whom
         are unrelated

 5.  Implement a process         Yes        The Corporate Governance Committee reviews the
     for assessing the                      Corporations governance activities and reviews the
     effectiveness of the                   qualifications of and recommends to the Board of
     Board, its committees                  Directors nominees for re-election at each annual
     and individual                         meeting of the Corporation.
     directors

 6.  Provide orientation         Yes        New Board members receive a director's orientation. As
     and education programs                 well, presentations are from time to time given to the
     for new directors                      Board on legal and other matters applicable to the
                                            Corporation and directors' duties.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 7.  Consider reducing size      Yes        A board must have enough directors to carry out its
     of Board, with a view                  duties efficiently, while presenting a diversity of
     to improving                           views and experience. The Board of Directors believes
     effectiveness                          that its present size effectively fulfils this goal.
                                            The size of the Board, at five members, is smaller
                                            than in previous years, reflecting a depressed gold
                                            market and a reduced level of company activities, and
                                            allowing the Board to react more quickly in changing
                                            market conditions. The Corporate Governance Committee
                                            reviews the Board size annually.

 8.  Review compensation of      Yes        The Compensation Committee is comprised of two
     directors in light of                  directors, John M. Clark and C. Thomas Ogryzlo, all of
     risks and                              whom are unrelated directors who are independent of
     responsibilities                       management. The Compensation Committee reviews and
                                            makes recommendations to the Board of Directors in
                                            respect of the compensation levels for the directors
                                            and executive officers of the Corporation.

 9.  (a) Committees should       Yes        The Board of Directors has established three
         generally be                       committees: the Audit Committee; the Compensation
         composed of                        Committee; and the Corporate Governance Committee. All
         non-management                     three committees are entirely composed of
         directors                          non-management directors.

     (b) Majority of             Yes        All the members of the Audit Committee, the
         committee members                  Compensation Committee and the Corporate Governance
         should be                          Committee are unrelated directors.
         unrelated

10.  Appoint a committee         Yes        In 2001, the Corporate Governance Committee consisted
     responsible for                        of two directors, John M. Clark and C. Thomas Ogryzlo,
     approach to corporate                  all of whom were unrelated directors who were
     governance issues                      independent of management of the Corporation. The
                                            Corporate Governance Committee reviews the
                                            Corporation's governance activities and policies and
                                            reviews proposed nominees for the Board of Directors
                                            prior to approval by the Board of Directors.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
11.  (a) Define limits to
         management's
         responsibilities
         by developing
         mandates for:

     (i) the Board               Yes        The Board of Directors expects management of the
                                            Corporation to conduct the business and affairs of the
                                            Corporation in accordance with the Corporation's
                                            ongoing strategic plan and to meet or surpass the
                                            annual and long-term goals of the Corporation set by
                                            the Board of Directors in consultation with
                                            management. As a part of its annual strategic planning
                                            process, the Board of Directors specifies its
                                            expectations of management both over the next
                                            financial year and in the context of the Corporation's
                                            long-term goals. The Board of Directors will review
                                            management's progress in meeting these expectations at
                                            Board of Director's meetings held at least every
                                            quarter.

     (ii) the CEO                Yes        The Board of Directors has delegated the day to day
                                            management of the business and affairs of the
                                            Corporation to the President and Chief Executive
                                            Officer, subject to compliance with the Corporation's
                                            strategic plans.

     (b) Board should            Yes        The Corporation's capital plans are approved from time
         approve CEO's                      to time by the Board of Directors.
         corporate
         objectives

12.  Establish structures        Yes        The Board of Directors believes that adequate
     and procedures to                      structures and processes are in place to facilitate
     enable the board to                    the functioning of the Board of Directors
     function independently                 independently of the Corporation's management. The
     of management                          Audit Committee, the Compensation Committee and the
                                            Corporate Governance Committee are entirely composed
                                            of directors who are unrelated to the Corporation's
                                            management.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
13.  (a) Establish an audit      Yes        The Audit Committee is composed of three directors,
         committee with a                   John M. Clark, C. Thomas Ogryzlo and A. Murray
         specifically                       Sinclair, all of whom are unrelated directors who are
         defined mandate                    independent of management. The Audit Committee, under
                                            the guidance of the Audit Committee Charter approved
                                            by the Board of Directors, reviews annual and
                                            quarterly financial statements and oversees the annual
                                            audit process, internal accounting controls and the
                                            resolution of issues identified by the Corporation's
                                            external auditor.

     (b) All members should      Yes        All members of the Audit Committee are non-management
         be non-management                  directors.
         directors

14.  Implement a system to       Yes        Individual directors can engage outside advisers.
     enable individual
     directors to engage
     outside advisers, at
     corporation's expense

                                     PROXY
                  SOLICITED BY MANAGEMENT OF VISTA GOLD CORP.
            FOR THE 2002 ANNUAL GENERAL MEETING OF VISTA GOLD CORP.

    The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Ronald J. McGregor, or failing him John F. Engele, or failing either of
them                                          as the proxyholder for and on
behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at 10:00 a.m. (Vancouver time) in Vancouver, British Columbia, on Friday, April 26, 2002 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Meeting and the matters that will be acted on at the Meeting, reference is specifically made to the accompanying Notice of Meeting and Management Information and Proxy Circular, both dated March 15, 2002
(the "Circular").

The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1. To elect the following persons as directors of the Corporation until the next annual general meeting:

        Ronald J. McGregor...........................  FOR / /     WITHHOLD / /
        John Clark...................................  FOR / /     WITHHOLD / /
        C. Thomas Ogryzlo............................  FOR / /     WITHHOLD / /
        Michael B. Richings..........................  FOR / /     WITHHOLD / /
        Murray Sinclair..............................  FOR / /     WITHHOLD / /

2. To appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor of the Corporation until the next annual general meeting and authorize the directors to fix the remuneration to be paid to the auditor.

                                                       FOR / /     WITHHOLD / /

3. To approve an ordinary resolution authorizing the directors of the Corporation to issue common share purchase warrants which, subject to certain conditions including the approval of shareholders at the Meeting, are exercisable to acquire common shares of the Corporation, the full text of which resolution is set out as Resolution No. 1 in Schedule "A" to the Circular.

                                                       FOR / /     AGAINST / /

4. To approve an ordinary resolution authorizing the directors of the Corporation to issue certain convertible debentures and [SPECIAL WARRANTS] which, subject to certain conditions including the approval of shareholders at the Meeting, are convertible into or exercisable to acquire common shares of the Corporation and common share purchase warrants to acquire common shares of the Corporation, the full text of which resolution is set out as Resolution No. 2 in Schedule "A" to the Circular.

                                                       FOR / /     AGAINST / /

5. To approve a special resolution authorizing the consolidation of the issued and outstanding common shares of the Corporation on the basis of 20 issued and outstanding common shares being consolidated into one common share, and related amendments to the Corporation's Articles of Amalgamation, the complete text of which resolution is set out as Resolution No. 3 in Schedule "A" to the Circular, and the full text of such proposed Articles of Amendment is set out in Schedule "B" to the Circular, and both of which are incorporated herein by reference.

                                                       FOR / /     AGAINST / /

EXECUTED on the ________ day of __________________ , 2002.

----------------------------------------------         ----------------------------------------
Signature of Shareholder (or Authorized                Number of Common Shares Held
Attorney or Signatory on behalf of Shareholder)

--------------------------------------------------------------------------------
Name of Shareholder (please print clearly)

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City/Province

INSTRUCTIONS:

1. The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED AND EITHER OF RONALD J. MCGREGOR OR JOHN
    F. ENGELE IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ATTEND AND ACT AS PROXYHOLDER, AND THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO: (A) AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND (B) OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, BUT ONLY IF MANAGMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. NO MATTERS OTHER THAN THOSE STATED IN THE ATTACHED NOTICE OF MEETING ARE, AT PRESENT, KNOWN TO BE CONSIDERED AT THE MEETING BUT, IF SUCH MATTERS SHOULD ARISE, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER VOTING BY PROXY, OR, FAILING SUCH INSTRUCTIONS, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXYHOLDER.

4. In order to be valid this proxy must be dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5. This proxy may not be used at the Meeting unless it is deposited at the office of Computershare Trust Company of Canada at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Wednesday, April 24, 2002, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies received subsequently.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                  FORM 10-KSB

/X/ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
   For the fiscal year ended December 31, 2001

   OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
   For the transition period from         to

Commission File Number 1-9025
                            ------------------------

                                VISTA GOLD CORP.

             (Exact Name of Registrant as Specified in its Charter)

CONTINUED UNDER THE LAWS OF THE YUKON TERRITORY                        NONE
(State or other Jurisdiction of Incorporation or                  (IRS Employer
                 Organization)                                Identification Number)

         SUITE 5, 7961 SHAFFER PARKWAY
              LITTLETON, COLORADO                                     80127
    (Address of Principal Executive Offices)                        (Zip Code)

                                         (720) 981-1185
                      (Registrant's Telephone Number, Including Area Code)

                            ------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

              TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH REGISTERED
              -------------------                   -----------------------------------------
        Common shares without par value                      American Stock Exchange
                                                            The Toronto Stock Exchange

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

None.

INDICATE BY CHECK MARK WHETHER THE REGISTRANT: (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS); AND (2) HAS BEEN SUBJECT TO THE FILING REQUIREMENTS FOR THE PAST 90 DAYS: YES /X/ NO / /

INDICATE BY CHECK MARK IF DISCLOSURE OF DELINQUENT FILERS PURSUANT TO ITEM 405 OF REGULATION S-K IS NOT CONTAINED HEREIN, AND WILL NOT BE CONTAINED, TO THE BEST OF REGISTRANT'S KNOWLEDGE, IN DEFINITIVE PROXY OR INFORMATION STATEMENTS INCORPORATED BY REFERENCE IN PART III OF THIS FORM 10-K OR ANY AMENDMENT TO THIS FORM 10-K: /X/

AGGREGATE MARKET VALUE OF OUTSTANDING COMMON SHARES HELD BY NON-AFFILIATES:

As of March 15, 2002, the aggregate market value of outstanding Common Shares of the registrant held by non-affiliates was approximately [$10,000,000]

OUTSTANDING COMMON SHARES:

As of March 15, 2002, 112,315,040 Common Shares of the registrant were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE:

To the extent herein specifically referenced in Parts III and IV, the Management Information and Proxy Circular for the registrant's 2002 Annual General Meeting. See Parts III and IV.

TRANSITIONAL SMALL BUSINESS DISCLOSURE FORMAT:  YES  /X/  NO  / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                          PAGE
                                        --------
GLOSSARY..............................      1
CURRENCY..............................      3
METRIC CONVERSION TABLE...............      3
UNCERTAINTY OF FORWARD-LOOKING
  STATEMENTS..........................      3
                     PART I
ITEM 1. BUSINESS......................      4
  Overview............................      4
  Refining and Marketing..............      4
  Exploration and Business
    Development.......................      5
  Property Interests and Mining
    Claims............................      5
  Reclamation.........................      6
  Government Regulation...............      6
  Environmental Regulation............      6
  Competition.........................      6
  Employees...........................      7
  Risk Factors........................      7
ITEM 2. PROPERTIES....................      9
  Hycroft Mine........................      9
  Amayapampa Property.................     13
ITEM 3. LEGAL PROCEEDINGS.............     18
ITEM 4. SUBMISSION OF MATTERS TO VOTE
  OF SECURITY
  HOLDERS.............................     19
                    PART II
ITEM 5. MARKET FOR REGISTRANT'S COMMON
  EQUITY AND RELATED STOCKHOLDER
  MATTERS.............................     20
  Price Range of Common Shares........     20
  Dividends...........................     20
  Exchange Controls...................     20
  Certain Canadian Income Tax
    Considerations for Non-Residents
    of Canada.........................     20
ITEM 6. MANAGEMENT'S DISCUSSION AND
  ANALYSIS OF FINANCIAL CONDITION AND
  RESULTS OF OPERATIONS...............     21

                                          PAGE
                                        --------
  Introduction........................     21
  Results of Operations...............     21
  Outlook.............................     23
ITEM 7. CONSOLIDATED FINANCIAL
  STATEMENTS AND SUPPLEMENTARY
  DATA................................     24
  Management's Responsibility for
    Financial Information.............     24
  Report of Independent Accountants...     25
  Consolidated Financial Statements...     26
  Notes to Consolidated Financial
    Statements........................     30
ITEM 8. CHANGES IN AND DISAGREEMENTS
  WITH ACCOUNTANTS ON ACCOUNTING AND
  FINANCIAL DISCLOSURE................     43
                    PART III
ITEM 9. DIRECTORS AND OFFICERS OF
  REGISTRANT..........................     44
  Directors...........................     44
  [EXECUTIVE OFFICERS.................     45]
  Executive and Audit Committees......     45
ITEM 10. COMPENSATION OF DIRECTORS AND
  OFFICERS............................     45
ITEM 11. SECURITY OWNERSHIP OF CERTAIN
  BENEFICIAL OWNERS AND MANAGEMENT....     46
ITEM 12. CERTAIN RELATIONSHIP AND
  RELATED TRANSACTIONS................     46
                    PART IV
ITEM 13. EXHIBITS, FINANCIAL STATEMENT
  SCHEDULES AND REPORTS ON FORM 8-K...     47
  Documents Filed as Part of Report...     47
  Reports on Form 8-K.................     50
SUPPLEMENTAL INFORMATION..............     51
SIGNATURES............................     52

                                    GLOSSARY

"ADIT" means a horizontal or nearly horizontal passage driven from the surface for the working or dewatering of a mine.

"AMALGAMATION" means the amalgamation of Granges and Da Capo effective on November 1, 1996.

"ASSAY" means to test ores or minerals by chemical or other methods for the purpose of determining the amount of valuable metals contained.

"BRECCIA" means rock consisting of fragments, more or less angular, in a matrix of finer-grained material or of cementing material.

"CLAIM" means a mining title giving its holder the right to prospect, explore for and exploit minerals within a defined area.

"COMMON SHARES" means common shares without par value of Vista Gold.

"COMPUTERSHARE" means Vista Gold's registrar and transfer agent, Computershare Trust Company of Canada (formerly Montreal Trust Company of Canada.

"CORPORATION" means the consolidated group consisting of Vista Gold Corp. and its subsidiaries Hycroft Resources & Development, Inc., Hycroft Lewis
Mine, Inc., Vista Gold Holdings Inc., Vista Gold U.S. Inc., Granges Inc., Vista Gold (Antigua) Corp., Compania Inversora Vista S.A., Minera Nueva Vista S.A., Compania Exploradora Vistex S.A.

"CUT-OFF GRADE" means the minimum grade of ore used to establish reserves.

"DA CAPO" means Da Capo Resources Ltd., a predecessor of Vista Gold.

"DEPOSIT" means an informal term for an accumulation of mineral ores.

"DIAMOND DRILL" means a rotary type of rock drill that cuts a core of rock and is recovered in long cylindrical sections, two centimeters or more in diameter.

"DORE" means unrefined gold and silver bullion consisting of approximately 90% precious metals, which will be further refined to almost pure metal.

"GRANGES" means Granges Inc., a predecessor of Vista Gold.

"HEAP LEACH" means a gold extraction method that percolates a cyanide solution through ore heaped on an impervious pad or base.

"HYCROFT INC." means Hycroft Resources & Development, Inc., an indirect wholly-owned subsidiary of Vista Gold.

"HYCROFT LEWIS" means Hycroft Lewis Mine, Inc., an indirect wholly-owned subsidiary of Vista Gold.

"MERRILL-CROWE" means a process for recovering gold from solution by precipitation with zinc dust.

"MINERALIZATION" means material containing valuable minerals.

"MINERAL RIDGE INC." means Mineral Ridge Resources Inc., an indirect wholly-owned subsidiary of Vista Gold.

"ORE" means material containing valuable minerals that can be economically extracted.

"OXIDE RESERVE" or "OXIDE RESOURCE" means mineralized rock in which some of the original minerals have been oxidized. Oxidation tends to make the ore more porous and permits a more complete permeation of cyanide solutions so that minute particles of gold in the interior of the minerals will be more readily dissolved.

"PROBABLE RESERVES" means reserves for which quantity and grade and/or quality are computed from information similar to that used for proven reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation.

"PROVEN RESERVES" means reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; grade and/or quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth, and mineral content of reserves are well-established.

"RECOVERY" means that portion of the metal contained in the ore that is successfully extracted by processing, expressed as a percentage.

"RESERVES" or "ORE RESERVES" mean that part of a mineral deposit, which could be economically and legally extracted or produced at the time of the reserve determination.

"RESOURCE" or "MINERAL RESOURCE" means a deposit or concentration of minerals for which there is sampling information and geologic understanding for an estimate to be made of the contained minerals.

"RUN-OF-MINE" refers to mined ore of a size that can be processed without further crushing.

"SAMPLING" means selecting a fractional, but representative, part of a mineral deposit for analysis.

"STRIKE", when used as a noun, means the direction, course or bearing of a vein or rock formation measured on a level surface and, when used as a verb, means to take such direction, course or bearing.

"STRIKE LENGTH" means the longest horizontal dimension of an orebody or zone of mineralization.

"STRIPPING RATIO" means the ratio between waste and ore in an open pit mine.

"SULFIDE" means a compound of sulfur and some other element.

"TAILINGS" means material rejected from a mill after most of the valuable minerals have been extracted.

"TRENCHING" means prospecting in which subsurface strata are exposed by digging pits across the strike of a lode.

"VEIN" means a fissure, fault or crack in a rock filled by minerals that have traveled upwards from some deep source.

"VISTA GOLD" means Vista Gold Corp.

"VOLCANICLASTIC" means derived by ejection of volcanic material from a volcanic vent.

"WASTE" means rock lacking sufficient grade and/or other characteristics of ore.

"YAMIN" means Sociedad Industrial Yamin Limitada, until February 7, 2000, a direct wholly-owned subsidiary of Vista Gold.

"ZAMORA" means Zamora Gold Corp.

                                    CURRENCY

Unless otherwise specified, all dollar amounts in this report are expressed in United States dollars.

                            METRIC CONVERSION TABLE

TO CONVERT IMPERIAL MEASUREMENT UNITS     TO METRIC MEASUREMENT UNITS               MULTIPLY BY
-------------------------------------     ---------------------------               -----------
Acres...................................  Hectares................................     0.4047
Feet....................................  Meters..................................     0.3048
Miles...................................  Kilometers..............................     1.6093
Tons (short)............................  Tonnes..................................     0.9071
Gallons.................................  Liters..................................     3.7850
Ounces (troy)...........................  Grams...................................     31.103
Ounces (troy) per ton (short)...........  Grams per tonne.........................     34.286

                   UNCERTAINTY OF FORWARD-LOOKING STATEMENTS

This document, including any documents that are incorporated by reference as set forth on the face page under "Documents incorporated by reference", contains forwarding-looking statements concerning, among other things, projected annual gold production, mineral resources, proven or probable reserves and cash operating costs. Such statements are typically punctuated by words or phrases such as "anticipates", "estimates", "projects", "foresees", "management believes", "believes" and words or phrases of similar import. Such statements are subject to certain risks, uncertainties or assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors that could cause actual results to differ materially from those in such forward-looking statements are identified in this document under "Item 1. Business--Risk Factors". Vista Gold assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such statements.

                                     PART I

ITEM 1.  BUSINESS.

OVERVIEW

The Corporation is engaged in the exploration for and the acquisition, development and operation of mineral properties in North and South America. Since 1971, the Corporation and its predecessor companies have held participating interests in seven mines, four of which were discovered by the Corporation. The Corporation has also operated five of the seven mines.

Vista Gold was originally incorporated on November 28, 1983 under the name "Granges Exploration Ltd.". In November 1983, Granges Exploration Ltd. acquired all the mining interests of Granges AB in Canada. On June 28, 1985, Granges Exploration Ltd. and Pecos Resources Ltd. amalgamated under the name "Granges Exploration Ltd." and on June 9, 1989, Granges Exploration Ltd. changed its name to "Granges Inc.". On May 1, 1995, Granges and Hycroft Resources & Development Corporation were amalgamated under the name "Granges Inc.". Effective
November 1, 1996, Granges and Da Capo Resources Ltd. amalgamated under the name "Vista Gold Corp.". Effective December 19, 1997, Vista Gold was continued from British Columbia to the Yukon Territory, Canada under the BUSINESS CORPORATIONS ACT (Yukon Territory).

During 2001, the Corporation's primary operation, the Hycroft mine in Nevada remained shut down pending improved gold prices. However, the Hycroft mine continued to be the principal source of earnings for the Corporation because gold and by-product silver continued to be produced from ore previously placed on the heap leach pads. See "Item 2. Properties--Hycroft Mine".

In 1998, the Corporation acquired 100% of the shares of Mineral Ridge Inc., the entity that owned the Mineral Ridge mine, a gold property located in Nevada. During 1999, Mineral Ridge Inc., sought protection under the U.S. Bankruptcy Code in order to begin the process of a permanent cessation of all mining activities. By the end of 2000, the court appointed trustee had sold all the assets of Mineral Ridge Inc. and in January 2001, the bankruptcy case was dismissed. See "Item 3. Legal Proceedings".

The Corporation owns the Amayapampa gold property in Bolivia for which a feasibility study was completed in 1997 and a revised feasibility study was completed in the first quarter of 2000.

The Corporation holds several mining claims in Canada and owns approximately a 25% equity interest in Zamora, a Canadian mineral exploration company with interests in mineral concessions in southern Ecuador. The Corporation performed no exploration or development activity in 2001.

The current addresses, telephone and facsimile numbers of the offices of the Corporation are:

              EXECUTIVE OFFICE                         REGISTERED AND RECORDS OFFICE
              ----------------                         -----------------------------
       Suite 5 - 7961 Shaffer Parkway                    200 - 204 Lambert Street
          Littleton, Colorado, USA                  Whitehorse, Yukon Territory, Canada
                    80127                                        Y1A 3T2
         Telephone: (720) 981-1185                      Telephone: (867) 667-7600
         Facsimile: (720) 981-1186                      Facsimile: (867) 667-7885

REFINING AND MARKETING

The gold and by-product silver produced at the Hycroft mine are refined by Metalor USA Refining Corporation in North Attleboro, Massachusetts. Gold and silver can be sold on numerous markets throughout the world, and the market price is readily ascertainable. Alternate refiners for the gold and silver produced at the Hycroft mine are available if necessary. As a result of the large number of available gold and silver purchasers, the Corporation is not dependent upon the sale to any one customer of either its gold or silver.

GOLD AND SILVER SALES

The profitability of gold and silver mining is directly related to the market price of the metal compared with the cost of production. The following is a brief description of factors affecting, and historical trends in, the market prices of gold, which accounts for most of the Corporation's revenue.

Gold prices fluctuate and are affected by numerous factors, including, but not limited to, expectations with respect to the rate of inflation, exchange rates (specifically, the U.S. dollar relative to other currencies), interest rates, global and regional political and economic circumstances and governmental policies, including those with respect to gold holdings by central banks. The demand for and supply of gold affect gold prices, but not necessarily in the same manner as demand and supply affect the prices of other commodities. The supply of gold consists of a combination of new mine production and existing stocks of bullion and fabricated gold held by governments, public and private financial institutions, industrial organizations and private individuals. The demand for gold primarily consists of jewelry and investments. Additionally, hedging activities by producers, consumers, financial institutions and individuals can affect gold supply and demand. Gold can be readily sold on numerous markets throughout the world and its market value can be ascertained at any particular time. As a result, the Corporation is not dependent upon any one customer for the sale of its product.

The Corporation has no forward sales commitments and does not currently hedge any gold production.

EXPLORATION AND BUSINESS DEVELOPMENT

The Corporation's exploration and business development activities are focused on gold. In the United States, the Corporation has an exploration project at the Hycroft mine located in Nevada. In Bolivia, the Amayapampa properties represent both development and exploration projects. The Corporation's exploration headquarters are in Littleton, Colorado. The exploration department has a permanent staff of one geologist. Consultants and contract personnel are used on a project basis. The Corporation did not have sufficient funds to perform any exploration and development work in 2001.

PROPERTY INTERESTS AND MINING CLAIMS

In the United States, most of the Corporation's exploration activities are conducted in the state of Nevada. Mineral interests may be owned in Nevada by
(i) the United States, (ii) the state of Nevada, or (iii) private parties. Where prospective mineral properties are owned by private parties, or by the state, some type of property acquisition agreement is necessary in order for the Corporation to explore or develop such property. Generally, these agreements take the form of long term mineral leases under which the Corporation acquires the right to explore and develop the property in exchange for periodic cash payments during the exploration and development phase and a royalty, usually expressed as a percentage of gross production or net profits derived from the leased properties if and when mines on the properties are brought into production. Other forms of acquisition agreements are exploration agreements coupled with options to purchase and joint venture agreements. Where prospective mineral properties are held by the United States, mineral rights may be acquired through the location of unpatented mineral claims upon unappropriated federal land. If the statutory requirements for the location of a mining claim are met, the locator obtains a valid possessory right to develop and produce minerals from the claim. The right can be freely transferred and, provided that the locator is able to prove the discovery of locatable minerals on the claims, is protected against appropriation by the government without just compensation. The claim locator also acquires the right to obtain a patent or fee title to his claim from the federal government upon compliance with certain additional procedures.

Mining claims are subject to the same risk of defective title that is common to all real property interests. Additionally, mining claims are self-initiated and self-maintained and therefore, possess some unique vulnerabilities not associated with other types of property interests. It is impossible to ascertain the validity of unpatented mining claims solely from an examination of the public real estate records and, therefore, it can be difficult or impossible to confirm that all of the requisite steps have been followed for location and maintenance of a claim. If the validity of a patented mining claim is challenged by the Bureau of Land Management or Forest Service on the grounds that mineralization has not been demonstrated, the claimant has the burden of proving the present economic feasibility of mining minerals located thereon. Such a challenge might be raised when a patent application is submitted or when the government seeks to include the land in an area to be dedicated to another use.

RECLAMATION

Although reclamation is conducted concurrently with mining whenever feasible, the Corporation generally is required to mitigate long-term environmental impacts by stabilizing, contouring, resloping, and revegetating various portions of a site after mining and mineral processing operations are completed. These reclamation efforts are conducted in accordance with detailed plans, which have been reviewed and approved by the appropriate regulatory agencies.

Management estimates the remaining reclamation costs for the Hycroft mine to be $2.9 million. These costs have been charged to earnings over the life of the mine and the provision as of December 31, 2001 was $3.1 million. An amended Crofoot/Lewis Mine Reclamation Plan that included the new Brimstone deposit was submitted to the Nevada Bureau of Land Management (the "BLM") in March 1994. In April 1995, the BLM approved the plan and a surety bond in the amount of $5.1 million was posted to secure reclamation obligations under the plan.

GOVERNMENT REGULATION

Mining operations and exploration activities are subject to various national, state, provincial and local laws and regulations in the United States, Bolivia, Canada and other jurisdictions, which govern prospecting, development, mining, production, exports, taxes, labor standards, occupational health, waste disposal, protection of the environment, mine safety, hazardous substances and other matters. The Corporation has obtained or has pending applications for those licenses, permits or other authorizations currently required to conduct its operations. The Corporation believes that it is in compliance in all material respects with applicable mining, health, safety and environmental statutes and the regulations passed thereunder in the United States, Canada, Bolivia and the other jurisdictions in which the Corporation operates. There are no current orders or directions with respect to the foregoing laws and regulations.

ENVIRONMENTAL REGULATION

The Corporation's mining operations and exploration activities are subject to various federal, state and local laws and regulations governing protection of the environment. These laws are continually changing and, as a general matter, are becoming more restrictive. The Corporation's policy is to conduct business in a way that safeguards public health and the environment. The Corporation believes that its operations are conducted in material compliance with applicable laws and regulations.

Changes to current local, state or federal laws and regulations in the jurisdictions where the Corporation operates could require additional capital expenditures and increased operating and/or reclamation costs. Although the Corporation is unable to predict what additional legislation, if any, might be proposed or enacted, additional regulatory requirements could render certain mining operations uneconomic.

During 2001, there were no material environmental incidents or non-compliance with any applicable environmental regulations.

COMPETITION

The Corporation competes with other mining companies in connection with the acquisition of gold and other precious metals properties. There is competition for the limited number of gold acquisition opportunities, some of which is with other companies having substantially greater financial resources than the Corporation. As a result, the Corporation may have difficulty acquiring attractive gold mining properties.

The Corporation believes no single company has sufficient market power to affect the price or supply of gold in the world market.

EMPLOYEES

As at December 31, 2001, the Corporation had 10 full-time employees, of which five were employed at the Hycroft mine, one was employed in exploration activities in Littleton, Colorado and four were employed at the Corporation's executive office.

The Hycroft mine has never experienced a loss of production due to a work stoppage. The Corporation considers its relations with its employees to be satisfactory.

RISK FACTORS

FLUCTUATING PRICES

The Corporation's revenues are expected to be, in large part, derived from the mining and sale of gold and other precious metals or interests related thereto. The price of those commodities has fluctuated widely, and is affected by numerous factors beyond the control of the Corporation, including international, economic and political trends, expectations of inflation, currency exchange fluctuations, central bank activities, interest rates, global or regional consumption patterns (such as the development of gold coin programs), speculative activities and increased production due to new mine developments and improved mining and production methods. The effect of these factors on the price of precious metals, and therefore the economic viability of any of the Corporation's projects, cannot accurately be predicted.

EXPLORATION

Substantial expenditures are required to establish ore reserves through drilling and analysis, to develop metallurgical processes to extract metal from the ore and, in the case of new properties, to develop the mining and processing facilities and infrastructure at any site chosen for mining. Although substantial benefits may be derived from the discovery of a major mineralized deposit, no assurance can be given that minerals will be discovered in sufficient quantities to justify commercial operations or that the funds required for development can be obtained on a timely basis.

OPERATING HAZARDS AND RISKS

Mineral exploration involves many risks that even a combination of experience, knowledge and careful evaluation may not be able to overcome. Operations in which the Corporation has direct or indirect interests will be subject to all the hazards and risks normally incidental to exploration, development and production of gold and other metals, any of which could result in work stoppages, damage to property and possible environmental damage. Although the Corporation has obtained liability insurance in an amount that it considers adequate, the nature of these risks is such that liabilities might exceed policy limits; it is also possible that the liabilities and hazards might not be insurable; or, the Corporation could elect not to insure itself against such liabilities due to high premium costs or other reasons, in which event, the Corporation could incur significant costs that could have a material adverse effect upon its financial condition.

MINORITY INTEREST IN PROPERTIES

Third parties hold minority interests in certain of the Corporation's properties. Under Bolivian law, a minority interest in a mining concession is an undivided interest in that concession and the holder of such a minority interest may take action to restrict all exploration and development of the mining concessions by the holder of the majority interest if such exploration and development is conducted without the minority owner's permission. Furthermore, if the majority and minority parties wish to separate their interests, but are unable to agree as to the method of division or purchase of the property, the parties must file a request for division before a Bolivian civil court.

CALCULATION OF RESERVES AND GOLD RECOVERY

There is a degree of uncertainty attributable to the calculation of reserves and corresponding grades being mined or dedicated to future production. Until reserves are actually mined and processed, the quantity of ore and grades must be considered as an estimate only. In addition, the quantity of reserves and ore may vary depending on metal prices. Any material change in the quantity of reserves, mineralization, grade or stripping ratio may affect the economic viability of the Corporation's properties. In addition, there can be no assurance that gold recoveries or other metal recoveries in small-scale laboratory tests will be duplicated in larger scale tests under on-site conditions or during production.

ENVIRONMENTAL FACTORS

All phases of the Corporation's operations are subject to environmental regulation. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect the Corporation's operations.

COMPETITION AND AGREEMENTS WITH OTHER PARTIES

The mining industry is intensely competitive in all of its phases, and the Corporation competes with many companies possessing greater financial resources and technical facilities than itself. Competition could adversely affect the Corporation's ability to acquire capital, to attract skilled employees, or to obtain suitable producing properties or prospects for mineral exploration in the future.

CONFLICTS OF INTEREST

Certain directors of the Corporation are officers and/or directors of, or are associated with other natural resource companies that acquire interests in mineral properties. Such associations may give rise to conflicts of interest from time to time. In the event that any such conflict of interest arises, a director who has such a conflict will disclose the conflict to a meeting of the directors of the company in question and will abstain from voting for or against approval of any matter in which such director may have a conflict. In appropriate cases, the company in question will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. In accordance with the laws of the Yukon Territory, the directors of all companies are required to act honestly, in good faith and in the best interests of a company for which they serve as a director.

TITLE TO ASSETS

Although the Corporation has reviewed and is satisfied with the title for all mineral properties in which it has a material interest, there is no guarantee that title to such concessions will not be challenged or impugned.

POLITICAL AND ECONOMIC INSTABILITY IN SOUTH AMERICA

Certain of the Corporation's exploration and development interests are in Bolivia and Ecuador. As a result, the Corporation may be affected by risks associated with political or economic instability in those countries. The risks include, but are not limited to: military repression, extreme fluctuations in currency exchange rates, labor instability or militancy, mineral title irregularities and high rates of inflation. Changes in mining or investment policies or shifts in political attitude in the aforementioned countries may adversely affect the Corporation's business. Operations may be affected in varying degrees by government regulation with respect to restrictions on production, price controls, export controls, income taxes, expropriation of property, maintenance of claims, environmental legislation, land use, land claims of local people, water use and mine safety. The effect of these factors cannot be accurately predicted.

FOREIGN CURRENCY

The Corporation's operations throughout North and South America render the Corporation subject to foreign currency fluctuations, which may materially affect financial position and results. The Corporation does not engage in currency hedging to offset any risk of currency fluctuations.

CASH RESOURCES AND LIQUIDITY

The Corporation believes that it has sufficient financial resources to continue producing gold from previously mined ore at the Hycroft mine. However, the Corporation will have to raise additional funds from external sources in order to restart mining activities at the Hycroft mine or begin construction and development activities at the Amayapampa project in Bolivia. There can be no assurance that additional financing will be available at all or on acceptable terms and, if additional financing is not available, the Corporation may have to substantially reduce or cease its operations.

In March 2002, the Corporation announced the completion of a $3.8 million private placement, subject to shareholder and regulatory approval. This is discussed in Item 7, Consolidated Financial Statements, Note 14.

REPORTS TO SECURITY HOLDERS

The Corporation files reports with the United States Securities and Exchange Commission (the "SEC") as required under United States' securities laws. These reports, proxy and information statements, and other information regarding the Corporation and other issuers that file electronically with the SEC can be found on the SEC's Internet site at www.sec.gov.

ITEM 2.  PROPERTIES.

Detailed information is contained herein with respect to the Hycroft mine and the Amayapampa properties. Vista Gold holds the Hycroft mine through its wholly-owned subsidiaries, Vista Gold Holdings Inc., Hycroft Resources Development, Inc. and Hycroft Lewis Mine, Inc. Vista Gold holds the Bolivian properties through its wholly-owned subsidiaries, Vista Gold (Antigua) Corp., Compania Inversora Vista S.A., Minera Nueva Vista S.A., and Compania Exploradora Vistex S.A. Estimates of reserves and production herein are subject to the effect of changes in metal prices and to the risks inherent in mining and processing operations.

HYCROFT MINE

The Hycroft mine and related facilities are located 54 miles (86 kilometers) west of Winnemucca, Nevada. The mine is an open-pit, heap leaching operation that produces gold and by-product silver. In 1983, the Lewis Mine commenced operation as a small heap-leach gold mine. The Corporation acquired the Lewis mine in early 1987 and completed construction of the adjacent Crofoot mine project in April 1988. In early 1989, the two mines were consolidated into a single operation under an ore purchase agreement, with ore from both properties processed through the larger and more efficient Crofoot plant. Hycroft Inc. began stripping at the new Brimstone pit, located one mile to the east of the existing Central Fault pit, in April 1996 and commenced construction of a new
3 million-square-foot (280,000 square meter) leach pad and a 2,800 gallon-per-minute (10,598 liter-per-minute) leach solution processing plant in the summer of the same year. Ore from the Brimstone pit was hauled to the new leach pad beginning in September 1996 and the Brimstone plant commenced operation in February 1997. Mining operations at the Hycroft mine were suspended in December 1998.

Gold production, from continued leaching and rinsing of the heap leach pads, continued in 1999, 2000, and 2001. Production has declined steadily, as expected, although the recoveries from the heap leach pads have been better than originally anticipated. In 2001, the Hycroft mine produced 3,232 ounces of gold, gold production for 2002 is expected to be approximately 1,000 ounces.

DESCRIPTION OF PROPERTIES

The Crofoot and Lewis properties together comprise approximately 12,230 (4,950 hectares). The Crofoot property, originally held under two leases, covers approximately 3,544 acres (1,434 hectares). The Lewis property, which virtually surrounds the Crofoot property, is held through a lease that covers approximately 8,686 acres (3,515 hectares). The mine is accessible by road and has access to adequate supplies of water and power. The major mining facilities consist of four leach pads, two Merrill-Crowe gold-silver recovery plants, two carbon plants and associated maintenance and support facilities.

GEOLOGY AND HISTORY

The Hycroft mine is located on the western flank of the Kamma Mountains. The deposit is hosted in a volcanic eruptive breccia and conglomerates associated with the Tertiary Kamma Mountain volcanics. The volcanics are mainly acidic to intermediate tuffs, flows and coarse volcaniclastic rocks. Fragments of these units dominate the clasts in the eruptive breccia. Volcanic rocks have been block-faulted by dominant north-trending structures, which have affected the distribution of alteration and mineralization. The Central Fault and East Fault control the distribution of mineralization and subsequent oxidation. A post-mineral range-front fault separates the orebody from the adjacent Pleistocene Lahontan Lake sediments in the Black Rock Desert. The geological events have created a physical setting ideally suited to the open-pit, heap-leach mining operation at the Hycroft mine. The heap leach method is widely used in the southwestern United States and allows the economical treatment of oxidized low-grade ore deposits in large volumes.

The known gold mineralization within the Crofoot and Lewis properties extends for a distance of three miles (4.8 kilometers) in a north-south direction by 1.5 miles (2.5 kilometers) in an east-west direction. Mineralization extends to a depth of less than 330 feet (100 meters) in the outcropping to near-outcropping portion of the deposit on the northwest side to over 990 feet (300 meters) in the Brimstone deposit in the east. Not all the mineralization is oxidized and the depth of oxide ore varies considerably over the area of mineralization. The determination of whether mineralization can be mined economically is dependent on the grade of mineralization, the depth of overburden and the degree of oxidation.

In 1992, Hycroft Inc. exercised its options to convert its leasehold interests in the Crofoot property into a 100% ownership interest in the patented mining claims, a 100% possessory interest in the unpatented claims and a 100% interest in the incidental rights thereto, all subject to 4% net profits royalties and excluding rights to sulfur. No royalty payments were made in 1995, 1994 and 1993 because minimum royalty payments made prior to 1993 aggregating $2.8 million were available for credit against the royalty obligations. The Crofoot lease/purchase agreement was amended in 1996 to provide for minimum advance royalty payments of $120,000 on January 1 of each year in which mining occurs. An additional $120,000 payment is due if ore production exceeds 5.0 million tons from the Crofoot property in any calendar year. All advance royalty payments are available as credit against the 4% net profit royalty. The aggregate acquisition cost to Hycroft Inc. was $6,881,481 and was financed by the issuance of Common Shares and the assumption of certain debts associated with the Lewis mine.

The leasehold interest in the Lewis property extends until January 1, 2013 or for so long thereafter as Hycroft Lewis continues to conduct commercial mining operations on the property. The Lewis lease provides for the payment to the lessor of a 5% net smelter return royalty on gold production. The royalty increases for ore grades above 0.05 ounce per ton and is offset by annual advance minimum royalties. The Corporation has the right to commingle the ore from the Lewis property with ore from the adjoining Crofoot property under an agreement with the lessor of the Lewis property.

The ore mined to date from the Brimstone deposit, which lies partially on the Crofoot property and partially on the Lewis property, was processed on both the Brimstone leach pad and the Crofoot leach pad. The allocation of metal produced from the commingled Crofoot and Lewis ores is calculated using methods consistent with industry standards.

MINING AND PROCESSING

During 2001, no ore was excavated at the Hycroft mine. Waste stripping was suspended in January 1998 and ore mining was suspended in December 1998.

Until November 1996, higher-grade ore was crushed prior to treatment on the leach pads. From November 1996 to December 1998, all ore was hauled directly to the leach pads without crushing. Dilute alkaline cyanide solution is pumped from a pond to the heap surface and distributed evenly over the crushed and run-of-mine ore through a network of pipes and irrigation sprinklers or drip emitters. The solution percolates down through the layers of ore, preferentially leaching gold and silver from the rock. This pregnant solution, containing dissolved gold and silver, flows along the surface of the impervious leach pad to a collection ditch from which it drains into one of two pregnant solution ponds. The low-grade solutions are recirculated to the heaps to increase the amount of gold in the solution, and the high-grade solution is pumped directly to the recovery plant where the gold and silver are extracted. The process is a zero-discharge closed circuit.

Early in 2000 Hycroft purchased two used carbon adsorption plants; one with a nominal capacity of 500 gallons per minute and the other with a capacity of 1,500 gallons per minute. These plants are used to concentrate gold from leach solutions by adsorbing it onto activated carbon. Typically at Hycroft the carbon will load to around 100 ounces of gold per ton of carbon. Periodically a batch of the carbon is removed and shipped to Metals Research, an independent company in Idaho, which strips the gold off of the carbon, and produces a dore bar which is then shipped to Metalor for refining and sale. The Crofoot/Merrill-Crowe plant was shut down in April 2000, and all of the gold production since April was via the 1,500 gpm carbon plant. The Brimstone/Merrill-Crowe plant was shut down at the end of October 2000 and all production from that time has been from the 500 gpm carbon plant. The Merrill-Crowe plants are available for restart once mining restarts, and the amount of gold, the volume of solutions and the reagent levels return to normal production levels. In the mean time, however, the carbon plants are the preferred method for continuing gold production as they function well with the current lower and variable flow rates, the lower precious metals values in solution and the lower reagent values in the solution.

ORE RESERVES

Gold production from the Brimstone deposit at the Hycroft mine has consistently exceeded projections. During 1999 and 2000, the Corporation conducted a $0.6 million exploration program to determine the reasons for the excess gold production, and to re-estimate the grade and tons of the reserves in the Brimstone deposit. Mineral Resources Development, Inc. ("MRDI"), an independent consultant was retained to assist with the evaluation and to provide an independent review of the recalculated mineable reserves. During the period 1996 through 1998, gold mined from the north end of the Brimstone deposit exceeded planned production by 47,090 ounces, or 26%. The excess gold production was a result of mining 13% more ore tons at a 12% higher average grade than predicted in the exploration reserve model.

To evaluate the potential for a similar favorable variance in the remaining Brimstone resource, nine diamond drill holes for a total of 4,870 feet (1,484 meters) and 11 reverse-circulation drill holes for a total of 5,540 feet (1,689 meters) were completed in the unmined southern portion of the Brimstone deposit. Seventeen of the 20 holes were twin holes, which were used to establish an adjustment (upgrade) factor for the remaining Brimstone resource. Working with MRDI engineers, a gold-grade enhancement of 25% was estimated.

During 1999 and the early part of 2000, Vista Gold completed a new study of the ore reserves in the Brimstone deposit, the largest ore resource at the Hycroft Mine. Proven and probable minable reserves contained in the planned Brimstone Pit contain 23,791,000 tons (21,581,000 tonnes) of ore with an average gold content of 0.020 ounces per ton (0.69 grams per tonne). Ore reserve calculations were based upon a gold price of US$300 per ounce and an economic cut-off grade equivalent to 0.007 ounces of gold per ton of ore (0.24 grams per tonne). Metallurgical recovery of gold from run-of-mine leaching of the Brimstone ore is projected to be 57% and the planned pit would have a stripping ratio of 1.2-to-1. The ore reserves calculated at US$275 per ounce are not significantly different.

The planned pit contains an additional 2,349,000 tons (2,130,778 tonnes) of material classified as inferred resource containing an estimated 41,535 ounces of gold (average grade--0.018 ounces per ton (0.62 grams per tonne).

Ore reserves and resources were estimated under the direction of Mr. Warren Bates, International Exploration Manager, and have been independently reviewed by. MRDI. The definition of "ore reserve" employed by Vista Gold is consistent with USGS Circular 831 and meets the standard for "probable mining reserve" under National Instrument 43-101 of the Canadian Securities Administrators. Stated inferred resources are equivalent to "inferred mineral resources" under National Instrument 43-101 of the Canadian Securities Administrators.

OPERATING STATISTICS

Operating statistics for the Hycroft mine for the period 1997 to 2001 were as follows:

                                                                 YEARS ENDED DECEMBER 31
                                                   ----------------------------------------------------
                                                     2001       2000       1999       1998       1997
                                                   --------   --------   --------   --------   --------
Ore and waste material mined (000's of tons).....      Nil        Nil        Nil     10,127     37,531
Strip ratio......................................      Nil        Nil        Nil       0.42       2.53
Ore processed (000's of tons)(1).................      Nil        Nil        Nil      7,117     10,629
Ore grade (oz. gold/ton).........................      N/A        N/A        N/A      0.018      0.020
Ounces of gold produced..........................    3,232     13,493     40,075    112,685    117,378
Cash operating costs ($/oz. of gold)(2)..........     $210       $183       $277       $229       $261

------------------------

(1) Ore processed means ore placed on pads but not necessarily leached during the year.

(2) Cash operating costs is composed of all direct mining expenses including inventory changes, refining and transportation costs, less by-product silver credits.

Gold production for 2001 was down significantly from 2000. The decreased gold production was due to the suspension of mining activities at the Hycroft mine in December 1998 and the continued depletion by leaching and rinsing of gold contained in the heaps. All 2001, 2000 and 1999 gold production was from ore that had been mined in previous years.

MINE SITE EXPLORATION

At the Hycroft mine in Nevada, nine diamond drill holes for 4,870 feet (1,485 meters) and 11 reverse-circulation drill holes for 5,540 feet (1,690 meters) were completed in the unmined southern portion of the

Brimstone deposit in 1999. Seventeen of the 20 holes were twin holes, which were used to establish an upgrade factor for the remaining Brimstone resource. The upgrade program was necessary in light of the fact that historical gold production from the Brimstone deposit was 26% greater than predicted from the 1995 ore reserves.

Over 525 reverse-circulation drill holes were re-logged in the Albert and Brimstone area, a new geologic model was built, and the current assay and geologic files were audited and re-entered into a new database.

There is significant potential to extend the oxide mineralization to the south, along strike, at both the Central Fault and Brimstone deposits, but the greatest upside lies in the largely unexplored sulfide mineralization below the Brimstone deposit, as well as higher grade intercepts along the Central Fault.

Current resources at Brimstone are limited to the oxide cap of an apparently large but previously unexplored gold-bearing sulfide system. Two diamond drill holes, drilled in 1996 and earlier, have intercepted mineralized sulfides averaging 0.023 ounces per ton gold and 0.5 ounces per ton silver over intervals exceeding 500 feet (153 meters) in thickness. In 1996, the Corporation also intercepted 30 feet (nine meters) of gold mineralization in drill hole 95-2728. This intercept assayed 0.155 ounces per ton gold at a true depth of 310 feet (94 meters) below surface. The hole terminated in this mineralization, so the true width of the mineralization is unknown. Vista Gold intends to investigate these targets when market conditions improve and funding is available.

AMAYAPAMPA

SUMMARY

The Amayapampa property consists of 24 mining concessions covering 805 hectares (1,989 acres) plus an additional 6,800 hectares (16,803 acres) in regional exploration and exploitation concessions. The Corporation is in the process of refiling the concessions as required by the new mining law. The deposit is approximately 600 meters (1,970 feet) in strike length, 30 to 70 meters (98 to 230 feet) in width, and extends to over 200 meters (656 feet) in depth. Gold occurs free and associated with sulfides in a structural zone in which quartz veins were emplaced then sheared prior to introduction of sulfides and gold mineralizing solutions. Prior to the Amalgamation, CEM (as defined below under "Ownership") mined the Amayapampa deposit using primarily open-stope methods at a rate of approximately 220 tons (200 tonnes) of ore per day, and processed the ore in two mills on site. See "Ownership" and "History" below.

Approval of the permit to construct and operate, called the DECLATORIA DE IMPACTO AMBIENTAL, under Article 24 of the Environmental Law was received on May 6, 1998. This permit was based on a 3,300-tonne-per-day (3,638-ton-per-day) ore processing project, and if financing arrangements for the project are obtained, the Corporation will request a modification of the permit to allow operation at the lower production rate.

In the fall of 1999, with gold prices rising above $300 per ounce, an update and additional optimization of the feasibility study was begun. It was completed in the first quarter of 2000. Based on a gold price of $300 per ounce, the proven and probable reserves at Amayapampa were calculated by Mine Reserve
Associates, Inc., an independent consultant, to be 9.3 million tonnes
(10.2 million tons) grading 1.76 grams per tonne (0.051 ounces per ton) including dilution, containing 526,000 ounces of gold. Gold production during the first five years of operations is estimated to average approximately 47,400 ounces per year. The initial capital costs are estimated to be about
$25 million, including contingency and necessary working capital. Average operating costs are estimated to be $7.99 per tonne ($7.25 per ton) of ore for a total cash cost of $168 per gold ounce. The Corporation is examining various development and production scenarios, and believes that a gold price of $325 per ounce will be required for construction and development to commence. At a gold price of $325 per ounce, the project is expected to generate an after-tax internal rate of return of 20%.

In February 2000, the Corporation signed an agreement with the government of Bolivia, which provides for the refund of approximately $2.0 million of value-added taxes and customs duties that would be paid by the Corporation during the construction period. These refunds will be used to pay for certain improvements to infrastructure that are required by the project and will also benefit the inhabitants of the area. The Corporation would be entitled to a refund of these taxes and duties over time anyway, but the agreement accelerates the refund.

LOCATION AND ACCESS

The Amayapampa property is located 300 kilometers (186 miles) southeast of La Paz in the Chayanta Municipality, Bustillos Province, Department of Potosi, in southwestern Bolivia (Latitude: 18 DEG.34.5"S, Longitude: 66 DEG.22.4"W). Access is via 268 kilometers (167 miles) of paved road from La Paz to Machacamarca near Oruro, followed by 100 kilometers (62 miles) of gravel road to Lagunillas, then 14 kilometers (nine miles) of dirt road to Amayapampa. Total driving time is about six hours. Charter air service is available to Uncia, 35 kilometers (22 miles) from the project.

The Amayapampa property is situated within the moderately rugged Eastern Cordilleran region of Bolivia with elevations at the property varying from 3,750 meters to 4,100 meters (12,300 to 13,450 feet) above sea level. The area is generally arid with a defined rainy season during the summer months of November through April. There is little or no precipitation during the rest of the year.

OWNERSHIP

On April 28, 1994, Da Capo entered into an agreement with Mr. David Anthony O'Connor of Casilla 11314, La Paz, Bolivia and La Compania Minera Altoro S.R.L. ("Altoro") of Casilla 11314, La Paz, Bolivia, both parties at arm's length to Da Capo, which was amended by agreements dated June 10, 1994 and July 15, 1994 (the "Altoro/O'Connor Agreement"), pursuant to which Mr. O'Connor and Altoro assigned to Da Capo:

    (a) Altoro's exclusive right and option to acquire a 51% interest in eight mining concessions that constitute a part of the Amayapampa property (and a further option to acquire an additional 19% interest in such concessions), pursuant to an option agreement dated March 22, 1994 (the "Amayapampa Option") between Altoro and Raul Garafulic Gutierrez
       ("R. Garafulic") of Ave. Argentina No. 2057, Casilla 9285, La Paz, Bolivia and Compania Exploradora de Minas S.A. ("CEM", and collectively with R. Garafulic, the "Amayapampa Vendors") of Calle San Salvador 1421, Casilla 4962, La Paz, Bolivia. The Amayapampa Vendors are both parties at arm's length to Da Capo;

    (b) Mr. O'Connor's exclusive right and option to acquire the Capa Circa property pursuant to an option agreement dated January 12, 1994 (the "Yamin Option Agreement") between Mr. O'Connor and Yamin. See "Capa Circa Property--Ownership"; and

    (c) a 100% interest in the Santa Isabel Property, for which an exploration concession application had been made on behalf of Altoro.

As consideration for the assignment of the above interests, Da Capo issued a total of 1,000,000 Da Capo common shares to Mr. O'Connor between June 30, 1994 and April 16, 1996.

On February 5, 1996, Da Capo exercised the Amayapampa Option and acquired a 51% interest in the eight mining concessions that constitute a part of the Amayapampa property in consideration for: (i) the cancellation of a loan in the amount of $2,425,000 which had been previously made by Da Capo to R. Garafulic on December 22, 1994; and (ii) payment of $75,000 by Da Capo to R. Garafulic between March 22, 1994 and September 22, 1994.

On March 8, 1996, Da Capo entered into an agreement (the "Amayapampa Acquisition Agreement") with the Amayapampa Vendors to acquire the following interests in the Amayapampa property:

    (a) R. Garafulic's remaining 24% interest in two mining concessions (the Gran Porvenir and Chayentena concessions) that are part of the Amayapampa property;

    (b) R. Garafulic's 49% interest in six mining concessions that are part of the Amayapampa property; and

    (c) CEM's 100% interest in 16 mining concessions that are part of the Amayapampa property.

In consideration for these interests, Da Capo:

    (a) issued 1,000,000 special warrants (the "Amayapampa Special Warrants"), each exercisable to acquire one Da Capo Common Share without further payment, to a nominee of the Amayapampa Vendors on April 11, 1996; and

    (b) made a non-recourse, interest-free loan of $3.24 million (the "Amayapampa Loan") to a nominee of the Amayapampa Vendors on April 11, 1996.

The Amayapampa Loan was secured by an assignment of all proceeds from the sale of any of 1,000,000 Da Capo common shares held by such nominee. The Amayapampa Loan was canceled on April 29, 1996 upon the sale of such Da Capo common shares and Cdn.$4,355,000 received from the proceeds of such sale on or before May 7, 1996.

After being acquired by the Amayapampa Vendors, the Amayapampa Special Warrants were transferred to third parties at arm's length to Da Capo in transactions exempt from prospectus requirements under the relevant securities legislation.

On August 14, 1996, Da Capo issued 1,000,000 Da Capo common shares without payment of any additional consideration upon the deemed exercise of the Amayapampa Special Warrants.

All of Da Capo's interests in the Amayapampa property were transferred into the name of its subsidiary, Yamin, on April 11, 1996. As a result of the Amalgamation with Da Capo, Vista Gold acquired the Amayapampa property. During 1999 and subsequent to December 31, 1999 Yamin transferred these interests to Minera Nueva Vista.

Ms. Elizabeth Mirabel, a resident of Bolivia at arm's length to Vista Gold, held the remaining 25% interest in the Gran Porvenir and Chayentena mining concessions, which constitute 603 hectares (1,488 acres) of the Amayapampa property. On June 28, 1996, Da Capo and Ms. Mirabel entered into a lease agreement (the "Lease") under which Ms. Mirabel granted a lease for her 25% interest in the two mining concessions in favor of Da Capo for a term of ten years commencing July 10, 1996 and renewable for an additional ten year term. During the first two years of the Lease, Da Capo will pay Ms. Mirabel $7,000 per month, and $10,000 per month for the subsequent eight years.

On May 23, 1997, Ms. Mirabel transferred ownership of the La Chayantena and Gran Porvenir mining concessions to Mr. Agustin Melgarejo Zuleta.

On March 1, 2000, Minera Nueva Vista S.A. and Mr. Agustin Melgarejo signed a "Lease with option to purchase" agreement for the 25% interest of Gran Porvenir and La Chayanena mining concessions, which superceded the leasing agreement of June 28, 1996 with Ms. Mirabel. In March 2002, the 2000 Lease with option to purchase was replaced with a new lease with Mr. Agustin Melgarejo. This new lease agreement is for a period of five years starting January 1, 2002, and requires the payment of $2,000 per month for the period of the lease. At any time, Minera Nueva Vista S. A., at its option, may exercise the purchase option for $500,000; but the purchase option must be exercised at the start of commercial production.

A legal dispute in Bolivia, in which a Mr. Estanislao Radic brought legal proceedings in the lower penal court in Bolivia against Raul Garafulic, resulted in comments in the Bolivian press questioning the validity of the Corporation's ownership of the Amayapampa property. In May 1998, a judge in the Bolivian penal court found that there was no justifiable case. In
June 1998, a judge of the Superior Court of the District of Potosi dismissed the appeal of the case and indicated that there could be no further appeals on the matter in the Bolivian penal courts. In 1999, Radic filed a lawsuit against Garafulic in civil court, but the Corporation does not anticipate that the outcome will have any impact on its title to the Amayapampa property. See
"Item 3. Legal Proceedings".

HISTORY

The Amayapampa district was initially mined on a very small scale by indigenous peoples prior to the arrival of the Spanish conquistadors and small-scale mining continued during the Spanish colonial period into modern times. Prior to the Amalgamation, CEM mined the Amayapampa deposit using primarily open-stope methods at a rate of about 220 tons (200 tonnes) of ore per day and processed the ore in two mills on site. At that time, the Amayapampa mine was one of the largest producing underground gold mines in Bolivia and consisted of 32 levels of underground development. Upper level, generally oxidized ore was removed via the upper Virtus Adit (4,100 meters/13,450 feet elevation) and trucked to the Porvenir mill, while lower sulfide ore was dropped by ore passes to the 850-meter--(2,790-foot-) long Virquicocha Adit (3,970 meters/13,025 feet elevation) and taken out by electric locomotives to the Virquicocha mill. At both mills, gold was recovered via amalgam plates and gravity tables. The lower mill included a flotation circuit to upgrade the pyrite concentrate. Approximately 150 people worked at the mine and lived locally at the village of Amayapampa and at other small camps near the mine.

Since the Amalgamation, mining has ceased and the old mills removed as per an agreement with the previous owner. The Corporation kept the miners employed in exploration, development and socio-economic projects during the period when the original feasibility study was being prepared. During 1999, the workforce was inactive, but was paid a subsistence allowance to promote good will and maintain social stability in the region. With low gold prices continuing into 2000, this subsistence allowance was discontinued in April 2000 and the Amayapampa workers were laid off. The Corporation continues to provide community assistance by providing teachers and a nurse and by allowing restricted access to the old underground workings to some of the ex-miners.

GEOLOGY

The Amayapampa property is located along the east flank of a north-south trending regional anticline near the top of the Ordovician sequence. The Amayapampa deposit underlies a north-northwest trending ridge approximately 0.5 kilometers (0.3 miles) east of the town of Amayapampa. The deposit is defined by about 48 diamond drill holes; 96 reverse-circulation drill holes; and 315 underground channel samples totaling 5,360 meters (17,585 feet) from more than 200 accessible cross-cuts in 43 different levels and sub-levels extending over a vertical distance of 208 meters (682 feet). The deposit is approximately 600 meters (1,969 feet) in strike length, 30 to 70 meters (98 to 230 feet) in width and has an overall dip of the mineralized envelope of 80 to 90 degrees west. The depth extent of continuous mineralization is in excess of 200 meters (656 feet) to about the 3,900-meter (12,795-foot) elevation, although some mineralization is present below this depth.

Da Capo channel, core drill and reverse-circulation drill hole samples were analyzed at Bondar-Clegg Laboratories in Oruro, Bolivia, with check samples analyzed at Chemex Laboratories in Vancouver, British Columbia. Because of the coarse gold particles and concerns about nugget effect, all samples were processed using the Hammer Mill Process (similar to a metallic screen assay). In addition to check assaying, Vista Gold has continued to use Bondar-Clegg and the Hammer Mill Process to analyze its samples, and in addition, has had an on-going check assay program in place for samples generated by Vista Gold's exploration and development program. Approximately 225 random assay pulps were check-assayed by three laboratories (American Assay Laboratory in Reno, Nevada, Cone Geochemical Inc. in Lakewood, Colorado, and Rocky Mountain Geochemical in Salt Lake City, Utah) and compared to original pulp assays with generally good agreement. Approximately 600 reverse-circulation drill hole sample splits from the Da Capo program were assayed and used to verify assays obtained from the original reverse-circulation sample splits. Sample splits are duplicate samples taken at the drill rig at the time of drilling. Sample splits show good correlation with original samples with some dispersion expected for this type of deposit. Check assays show that assaying precision meets industry standards.

The host rocks are composed of black shales, sandstones, and siltstones, which were weakly metamorphosed to argillites, quartzites, and siltites, respectively. Bedding dips are steep at 60 to 80 degrees west, with the east limb of the anticline being overturned and thus, also dipping steeply west.

The mineralized envelope is best described as a structural zone, within which were emplaced quartz vein sets along a preferential pre-quartz-vein fracture direction and post-quartz-vein faults and shears which were probably the conduits for gold-bearing fluids.

Most faults, shears and fractures are north-northeast to north-northwest trending and steeply dipping, both east and west, at 60 to 90 degrees. Quartz veins predominantly dip east. Locally, within the zone of mineralization, flat, thrust-like faults are present, which have offset quartz veins to a minor extent. These flat faults, commonly west-dipping at 40 to 45 degrees, are not generally mappable outside of the main structural zone, which hosts the gold mineralization. A west dipping, 45-degree fault projects into the pit on the northeast side of the deposit and was intersected by two vertical, geotechnical core holes. The base of mineralization may also be slightly offset by a similar west-dipping, 45-degree fault.

Oxidation effects are pervasive from the surface to depths of 20 to 30 meters (66 to 98 feet), with only partial oxidization below those depths. Hydrothermal alteration effects evident in fresh rock are minor, and occur as coarse sericite (muscovite) in thin (2 to 5 millimeter/0.08 to 0.20 inch) selvages along some quartz veins. In addition, chlorite is present in and adjacent to some quartz veins, but this presence may be a product of low-grade metamorphism. Alteration effects are minimal overall, except for surface oxidization.

Mineralization is composed of quartz veins and sulfides and both constitute a visual guide to ore. Quartz veins, actually pre-gold, are a locus for later gold mineralization. Quartz veins are typically a few centimeters to 0.5 meters (two feet) in width and commonly occur as sub-parallel vein sets. The strike extent can be 50 to 75 meters (164 to 246 feet) or more for any one vein or vein set, but the dip extent is not as well established and probably ranges up to 20 to 30 meters (66 to 98 feet). Multiple vein sets are present in the overall mineralized envelope and veins commonly pinch and swell along strike and down dip.

Sulfide mineralization entered the multiple fractures to deposit predominantly pyrite within and adjacent to quartz veins, as sulfide veinlets in the host rocks and as clots of coarse sulfides and disseminations of sulfide grains along fractures in the black argillites. Locally, sulfide disseminations are more prevalent in the quartzite/siltite interbeds than in the argillites. The total sulfide concentration for the overall mineralized zone is estimated at 3 to 5%.

Petrographic examination of the sulfide mineralization shows pyrite to dominate at plus 95% of the total sulfides; arsenopyrite is also present, as are minor amounts of chalcopyrite, galena, sphalerite, stibnite and tetrahedrite. Gold is present as free gold in association with pyrite, on fractures within pyrite and attached to the surface of pyrite and is often visible as discrete grains on fractures in quartz and argillite. Gold grains exhibit a large size-range, with much of the gold being relatively coarse at 40 to 180 microns. All gold grains display irregular shapes with large surface areas. No gold was noted to be encapsulated in either quartz or sulfide. The content of gold grains was verified as over 97% gold by scanning-electron-microprobe analysis.

EXPLORATION

In 2001, no exploration was undertaken at Amayapampa.

District-scale exploration potential exists for defining styles of gold mineralization similar to Amayapampa, which could be developed as satellite ore bodies. In addition, at least 15 drill holes beneath the planned Amayapampa pit suggest the presence of four higher grade shoots.

UPDATED FEASIBILITY STUDY

The Corporation began updating and optimizing the feasibility study on the Amayapampa property in the fall of 1999 and completed this work during the first quarter of 2000. Based on a gold price of $300 per ounce, the proven and probable reserves at Amayapampa were calculated by Mine Reserve
Associates, Inc., an independent consultant, to be 9.3 million tonnes
(10.2 million tons) grading 1.76 grams per tonne (0.051 ounces per ton) including dilution, containing 526,000 ounces of gold. These reserves are consistent with the definition of Proven and Probable ore reserves under USGS Circular 831 and are classified as Probable Minable Reserves under Canadian Instrument 43-101. Within this reserve, an optimized plan at a gold price of $325 per ounce will generate an after-tax internal rate of return of 20%. The optimized study includes the same flow sheet consisting of a gravity and carbon-in-leach circuit with a projected metallurgical recovery of 84% and operating at a rate of 2,330 tonnes (2,563 tons) of ore per day.

Gold production the first five years of operations is estimated atapproximately 47,400 ounces per year. The initial capital costs are estimated to be about
$25 million, including contingency and necessary working capital. Average operating costs are estimated to be $7.99 per tonne ($7.25 per ton) of ore for a total cash cost of $168 per gold ounce.

Approval of the permit to construct and operate, called the DECLATORIA DE IMPACTO AMBIENTAL, under Article 24 of the Environmental Law was received on May 6, 1998. This permit was based on a 3,300-tonne- (3,638-ton-) per-day ore processing project, and if financing arrangements for the project are obtained, the corporation will request a modification of the permit to allow operation at the lower production rate.

During 2001, steps were taken to minimize the holding costs of Amayapampa and hold the property pending an improvement in gold prices.

ITEM 3.  LEGAL PROCEEDINGS

Except as described below, the Corporation is not aware of any material pending or threatened litigation or of any proceedings known to be contemplated by governmental authorities which is, or would be, likely to have a material adverse effect upon the Corporation or its operations, taken as a whole.

On December 10, 1999, Mineral Ridge Inc., a wholly owned subsidiary of Vista Gold, voluntarily filed for protection under the U.S. Bankruptcy Code.

Early in 2000, a trustee was appointed by the court to dispose of the assets of Mineral Ridge Inc. At the end of 2000, all assets of Mineral Ridge Inc. had been disposed of and in January 2001, the Mineral Ridge Inc. Chapter 11 case was dismissed.

On August 25, 2000, United States Fidelity & Guarantee Company ("USF&G") filed an action in the United States District Court against Vista Gold Corp., Vista Gold Holdings, Inc., Stockscape.com Technologies, Inc., Cornucopia
Resources, Inc., Red Mountain Resources, Inc. and Touchstone Resources, Inc. This action involves a General Contract of Indemnity in connection with the posting of a reclamation bond for mining activities by Mineral Ridge Inc., the Corporation's wholly owned subsidiary that holds the investment in the Mineral Ridge mine, at Silver Peak, Nevada. In the action, USF&G seeks to compel all of the defendants to post additional collateral for the bond in the total amount of $793,583. Neither Vista Gold Corp. nor Vista Gold Holdings, Inc. was a party to the General Contract of Indemnity and both have denied any liability in connection therewith.

In November 2000, the parties stipulated to an agreed upon discovery plan and scheduling order. On March 12, 2001 Stockscape.com Technologies, Inc., Cornucopia Resources, Inc., and Red Mountain Resources, Inc. (collectively the "Stockscape defendants") filed a cross-claim against the Corporation relating to the same issues but referring to the Share Purchase and Sale Agreement between Cornucopia Resources Ltd. and Vista Gold Corp. In July 2001, USF&G filed for a summary judgment requesting the court to compel the Stockscape defendants to post $902,819 in additional collateral. The increase from $793,583 accounts for additional expenses incurred by USF&G. At the same time, the Stockscape defendants moved for partial summary judgment on cross-claim against the Corporation. The maximum potential exposure to the Corporation is the additional collateral requested in the amount of $902,819 together with the attorneys' fees and costs related to the defense of the action. Other defendants, if found to be jointly liable, could reduce the amount for which the Corporation has exposure.

In March 2002, pursuant to a [NEGOTIATED SETTLEMENT BY ALL PARTIES.] [NOTE TO
DRAFT: TO BE CONFIRMED.], the Corporation paid $814,087 to USF&G, as discussed in Item 7 Consolidated Financial Statements, Note 14.

A legal dispute was initiated in Bolivia by a Mr. Estanislao Radic ("Radic") who brought legal proceedings in the lower penal court against Mr. Raul Garafulic ("Garafulic") and the Corporation, questioning the validity of the Garafulic's ownership of the Amayapampa property. Garafulic sold Amayapampa to a wholly owned subsidiary of the Corporation. In May 1998, a judge in the Bolivian penal court found there was no justifiable case. In June 1998, a judge of the superior court of the district of Potosi dismissed the appeal of the case and indicated that there could be no further appeals on the matter in the Bolivian penal courts. In 1999, this time in civil court, Radic filed a second lawsuit against Garafulic, in Potosi, and Garafulic filed a civil lawsuit for damages against Radic in La Paz. Garafulic appealed to the Court to have both cases combined under the jurisdiction of a judge in La Paz. Finally, in January 2001, the Court decreed that the lawsuits should be combined and heard in Potosi. The Corporation never has and does not now have direct ownership of the disputed property and is therefore uncertain as to why it was a named defendant in this lawsuit. The court in Potosi agreed with this assessment and annulled the case in June 2001. In September 2001, Radic appealed to the Supreme Court. The Corporation does not anticipate that there will be any material adverse impact on the Corporation or the value of its holdings in Bolivia.

ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of security holders, through the solicitation of proxies or otherwise, by Vista Gold during the quarter ended December 31, 2001.

                                    PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

PRICE RANGE OF COMMON SHARES

The Common Shares of Vista Gold are listed on the American Stock Exchange and The Toronto Stock Exchange under the symbol VGZ. The following table sets out the reported high and low sale prices on the American Stock Exchange and on The Toronto Stock Exchange for the periods indicated as reported by the exchanges:

                                                          AMERICAN STOCK                THE TORONTO STOCK
                                                          EXCHANGE (US$)                 EXCHANGE (CDN$)
                                                     ------------------------        ------------------------
                                                       HIGH            LOW             HIGH            LOW
                                                     --------        --------        --------        --------
2000 1st quarter...................................    0.16            0.09            0.22            0.13
     2nd quarter...................................    0.13            0.09            0.16            0.13
     3rd quarter...................................    0.11            0.06            0.18            0.10
     4th quarter...................................    0.25            0.03            0.14            0.04

2001 1st quarter...................................    0.13            0.05            0.17            0.06
     2nd quarter...................................    0.15            0.07            0.18            0.10
     3rd quarter...................................    0.11            0.07            0.15            0.09
     4th quarter...................................    0.10            0.05            0.15            0.08

On March 15, 2002, the last reported sale price of the Common Shares of Vista Gold on the American Stock Exchange was $X and on The Toronto Stock Exchange was Cdn$X. As at March 15, 2002, there were 112,315,040 Common Shares issued and outstanding, and Vista Gold had X shareholders of record.

DIVIDENDS

Vista Gold has never paid dividends. While any future dividends will be determined by the directors of Vista Gold after consideration of the earnings and financial condition of Vista Gold and other relevant factors, it is currently expected that available cash resources will be utilized in connection with the ongoing acquisition, exploration and development programs of the Corporation.

EXCHANGE CONTROLS

There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of Vista Gold, other than a Canadian withholding tax. See "Item 5. Certain Canadian Income Tax Considerations for Non-Residents of Canada".

CERTAIN CANADIAN INCOME TAX CONSIDERATIONS FOR NON-RESIDENTS OF CANADA

Canadian withholding tax at a rate of 25% (subject to reduction under the provisions of any relevant tax treaty) will be payable on dividends paid to a holder of Common Shares who is not resident in Canada. The rate of withholding tax applicable to dividends paid on the Common Shares to a resident of the United States who beneficially holds such Common Shares would generally be reduced to 15% or, if the non-resident holder is a corporation that owns at least 10% of the Common Shares, to 5%. It is the Canada Customs and Revenue Agency's present published policy that entities (including certain limited liability companies) that are treated as being fiscally transparent for United States federal income tax purposes will not qualify as residents of the United States under the provisions of the Canada-United States Income Tax Convention.

Upon a disposition or deemed disposition of Common Shares, a capital gain (or loss) will generally be realized by a non-resident holder to the extent that the proceeds of disposition are greater (or less) than the aggregate of the adjusted cost base of the Common Shares to the non-resident holder thereof immediately before the disposition and any reasonable costs of disposition. Capital gains realized on a disposition of Common Shares by a non-resident shareholder will not be subject to Canadian tax unless the non-resident holder and/or persons with whom the non-resident holder did not deal at arm's length, at any time within the five-year period before the disposition, owned or had an option to acquire 25% or more of the issued Common Shares of any class or series of Common Shares of Vista Gold. Under the Canada-United States Income Tax Convention, a resident of the United States who does not carry on a business from a permanent establishment or fixed base in Canada and who realizes a capital gain on the disposition of Common Shares that is otherwise subject to tax in Canada, will be exempt from Canadian income tax. It is the Canada Customs and Revenue Agency's present published policy that entities (including certain limited liability companies) that are treated as being fiscally transparent for United States federal income tax purposes will not qualify as residents of the United States under the provisions of the Canada-United States Income Tax Convention.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

INTRODUCTION

This discussion should be read in conjunction with the consolidated financial statements of the Corporation for the three years ended December 31, 2001 and the related notes thereto, which have been prepared in accordance with generally accepted accounting principles ("GAAP") in Canada. Differences from United States GAAP are described in Note 13 to the consolidated financial statements.

During 2001, 2000 and 1999, the Corporation's principal source of earnings was the Hycroft mine in Nevada. In December 1998, mining activities were suspended at the Hycroft mine. Gold processing and recovery from previously mined ore continued at a declining rate in 1999, 2000 and 2001.

RESULTS OF OPERATIONS

SUMMARY

The Corporation's 2001 net loss was $3.3 million ($0.04 per share), compared to the 2000 net loss of $13.2 million ($0.15 per share). The improvement in 2001 is mainly attributable to a non-recurring $10.9 million write-down in 2000 for the impairment of mineral properties, offset by an $0.8 million unusual expense in 2001 for the negotiated settlement of the USF&G law suit, as discussed in
Item 3, Legal Proceedings.

2001 gold revenue of $0.9 million is substantially lower than the $3.8 million in revenues earned in 2000. This reduction in revenue is a direct result of the steadily decreasing gold production at the Hycroft mine. Similarly, 2001 production costs of $0.7 million have been reduced from $2.6 million in 2000. Also, management has further reduced discretionary costs in 2001, reflecting the decreasing gold production.

Gold production is expected to continue to decline in 2002, to approximately 1,000 ounces. Gold revenues and operating costs at the Hycroft mine are expected to be reduced accordingly.

GOLD PRODUCTION AND REVENUE

The Hycroft mine remains the Corporation's principal source of earnings and cash flows. In December 1998, mining activities at Hycroft were suspended. Gold recovery from the Hycroft mine heap leach pads continued in 2001, although at a lower rate than in 2000.

                                  HYCROFT MINE

GOLD PRODUCTION AND REVENUE                                    2001       2000
---------------------------                                  --------   --------
Gold production (ounces)...................................    3,232     13,493
Average revenue per ounce produced.........................   $  275    $   278
Total gold revenues (000s).................................   $  890    $ 3,757

The decrease in gold production is attributable to the progressive depletion of recoverable gold in the Hycroft leach pads. Although this gradual decrease in production has been expected, 2001 production was 7.7% better than anticipated.

The decline in gold revenues in 2001 reflects the decrease in gold production from 2000.

COSTS AND EXPENSES

Production costs at the Hycroft mine decreased to $0.7 million in 2001 from $2.6 million in 2000. The decrease was primarily due to the progressive reduction of leach solution volume processed at the Hycroft mine, with related reductions in manpower, in consumption of materials and supplies, and in electrical power.

                                  HYCROFT MINE

                                                                2001       2000
                                                              --------   --------
                                                                (IN THOUSANDS,
                                                               EXCEPT PER OUNCE)
Production costs............................................   $  746     $2,560
Cash operating cost per ounce...............................   $  210     $  183
Exploration and holding costs (Hycroft mine)................   $1,106     $1,185

Cash operating costs per ounce in 2001 were $210, up from $183 per ounce in 2000. The increase is mainly a result of the lower gold production in 2001.

Hycroft exploration and holding costs of $1.1 million in 2001 are similar, as expected, to the $1.2 million incurred in 2000. These costs are incurred to maintain and protect the Corporation's interest in the Hycroft mine. They are comprised of ongoing property holding costs such as property taxes, bonding, permit and claim fees, insurance and site security.

Depreciation, depletion and amortization costs at Hycroft were $0.3 million in 2001 compared to $0.8 million in 2000. A significant portion of the Hycroft property plant and equipment has been sold, and a substantial portion of the remaining equipment has been fully depreciated. Disposals of idle Hycroft mining equipment resulted in total gains of $0.1 million. See Note 3 of the Consolidated Financial Statements.

2001 exploration and holding costs for Amayapampa were $0.1 million, compared to $0.7 million in 2000. This reduction is mainly a result of manpower reductions effected in April 2001, and resulting reduced office and administration costs in Bolivia.

Corporate administration and investor relations costs were $1.2 million in 2001, similar to the $1.2 million incurred in 2000, as expected. Interest expense of $21,000 was lower than $0.1 million incurred in 2000 because the Corporation repaid most of its debt in the first quarter of 2001. See Note 4 of the Consolidated Financial Statements.

Corporate depreciation expense was $41,000 and $34,000 in 2001 and 2000 respectively.

A gain on the sale of marketable securities of $0.3 million was realized in 2000; no similar gain was realized or realizable in 2001.

In 2001, the Corporation recorded a provision of $0.8 million for the settlement of the USF&G lawsuit as discussed in Note 7 of the Consolidated Financial Statements. This amount was paid in February 2002 as discussed in Note14 of the Consolidated Financial Statements.

Management regularly reviews the carrying values of its long-lived assets. In 2000, based on these reviews, management wrote-down the Bolivian properties by $10.6 million, and certain Hycroft assets by $0.3 million. No similar write-downs were deemed necessary in 2001.

LIQUIDITY AND CAPITAL RESOURCES

The Corporation's consolidated cash balance at December 31, 2001 was $0.7 million, an increase of $0.6 million from the end of 2000. This increase resulted from the sale of idle mining equipment at the Hycroft mine, which provided $3.0 million; operating activities consumed $1.7 million; and $0.7 million was used to repay all of the Corporation's outstanding debt. Of the $1.7 million used for operating activities, $0.2 million was for reclamation and closure costs comprised mainly of employee severance costs.

Cash consumed in operating activities in 2001 was $1.7 million, compared to $2.8 million in 2000. The $1.1 million improvement in 2001 is comprised mainly of the reduction in reclamation and mine closure costs: $0.2 million compared to $1.0 million in 2001 and 2000 respectively. The remainder of the cash improvement reflects the Corporation's successful cost reduction efforts, offset by a reduction in gold revenues.

The Corporation made no capital expenditures in 2001, and no material capital expenditures in 2000.

On January 22, 2002, the Corporation announced that it had finalized an agency agreement for a private placement financing of US $3.8 million, subject to shareholder and regulatory approvals. Approximately $1.0 million of this amount has been received by the Corporation, of which $0.8 million was used for the settlement of the USF&G law suit. $2.8 million has been placed in escrow, pending shareholder approval. Details of this financing are fully discussed in
Note 14 to the Consolidate Financial Statements.

OUTLOOK

Management feels that the cash infusion from the above-mentioned private placement, together with the potential for subsequent cash infusions, should the warrants issued pursuant to this private placement be exercised, greatly improves the Corporation's short-term viability, and will provide funding that will allow the Corporation to fully apply its technical expertise to acquire and enhance gold exploration and development properties, while maintaining and improving its existing gold reserves in Nevada and Bolivia.

The Corporation is encouraged by the recently improved gold prices, but with the benefit of this new funding, is under no pressure to make any short-term production decisions. The resumption of mining at Hycroft, although economic at current gold prices, would attract more favorable financing terms and yield a greatly improved return for shareholders at a sustained gold price above $300. The Corporation is reluctant to deplete its valuable gold resources before insuring a higher return on the necessary investment.

In Bolivia, holding costs have been reduced to a minimum and, as a result of the 2000 sale of Yamin and Capa Circa to a worker's co-operative in 2000, Bolivia is expected to earn enough royalty revenues to pay for its modest holding costs. Development of Amayapampa will require initial capital of $25 million and a gold price of more than $325 per ounce.

ITEM 7.  CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL INFORMATION

To the Shareholders of Vista Gold Corp.

The consolidated financial statements are the responsibility of the Board of Directors and management. The accompanying consolidated financial statements of the Corporation have been prepared by management based on information available through March 15, 2002; these consolidated financial statements are in accordance with Canadian generally accepted accounting principles, and have been reconciled to United States generally accepted accounting principles as presented in Note 13.

A system of internal accounting and administrative controls is maintained by management in order to provide reasonable assurance that financial information is accurate and reliable, and that the Corporation's assets are safeguarded. Limitations exist in all cost-effective systems of internal controls. The Corporation's systems have been designed to provide reasonable but not absolute assurance that financial records are adequate to allow for the completion of reliable financial information and the safeguarding of its assets. The Corporation believes that the systems are adequate to achieve the stated objectives.

The Audit Committee of the Board of Directors is comprised of three outside directors, and meets regularly with management and the independent auditors to ensure that management is maintaining adequate internal controls and systems and to recommend to the Board of Directors approval of the annual and quarterly consolidated financial statements of the Corporation. The committee also meets with the independent auditors and discusses the results of their audit and their report prior to submitting the consolidated financial statements to the Board of Directors for approval.

The consolidated financial statements have been audited by PricewaterhouseCoopers LLP, Chartered Accountants, who were appointed by the shareholders. The auditors' report outlines the scope of their examination and their opinion on the consolidated financial statements.

    ----------------------------                         ----------------------------
         Ronald J. McGregor                                     John F. Engele
            President and                                 Vice President Finance and
       Chief Executive Officer                             Chief Financial Officer

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Vista Gold Corp.

We have audited the consolidated balance sheets of Vista Gold Corp. as of December 31, 2001 and 2000 and the consolidated statements of loss, deficit and cash flows for the years ended December 31, 2001, 2000 and 1999. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Corporation as of December 31, 2001 and 2000 and the consolidated results of its operations and cash flows for the years ended December 31, 2001, 2000 and 1999 in accordance with Canadian generally accepted accounting principles.

Chartered Accountants
Vancouver, British Columbia, Canada
February 22, 2002, except as to Notes 1 and 14, which are as at March XX, 2002

Comments by the Auditors for U.S. Readers on Canada-U.S. Reporting Difference

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Corporation's ability to continue as a going concern such as those described in Note 1 of the consolidated financial statements. Our report to the shareholders dated February 22, 2002, except as to Notes 1 and 14, which are as at March XX, 2002, is expressed in accordance with Canadian reporting standards, which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.

Chartered Accountants
Vancouver, British Columbia, Canada
February 22, 2002

                       CONSOLIDATED FINANCIAL STATEMENTS
                          CONSOLIDATED BALANCE SHEETS

                                                                     AT DECEMBER 31
                                                              -----------------------------
                                                                 2001              2000
                                                              -----------       -----------
                                                               (U.S. DOLLARS IN THOUSANDS)
ASSETS:
Cash and cash equivalents...................................   $     674         $      96
Accounts receivable.........................................         180               760
Supplies inventory and prepaid expenses.....................         301               464
                                                               ---------         ---------
Current assets..............................................       1,155             1,320
                                                               ---------         ---------
Property, plant and equipment--Note 3.......................      12,734            15,912
                                                               ---------         ---------
Total assets................................................   $  13,889         $  17,232
                                                               =========         =========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Accounts payable............................................   $     145         $     218
Accrued liabilities and other--Note 8.......................       1,209               301
Current portion of long-term debt--Note 4...................          --               695
                                                               ---------         ---------
Current liabilities.........................................       1,354             1,214
                                                               ---------         ---------
Accrued reclamation and closure costs--Note 5...............       3,134             3,339
Other liabilities...........................................          --                 6
                                                               ---------         ---------
                                                                   3,134             3,345
                                                               ---------         ---------
Total liabilities...........................................       4,488             4,559
                                                               ---------         ---------
SHAREHOLDERS' EQUITY:
Capital stock, no par value per share--Note 6:
  Preferred--unlimited shares authorized; no shares
    outstanding
  Common--unlimited shares authorized; shares outstanding:
    2001 and 2000--90,715,040...............................     121,146           121,146
Deficit.....................................................    (110,260)         (106,985)
Currency translation adjustment.............................      (1,485)           (1,488)
                                                               ---------         ---------
Total shareholders' equity..................................       9,401            12,673
                                                               ---------         ---------
Total liabilities and shareholders' equity..................   $  13,889         $  17,232
                                                               =========         =========
Nature of operations and going concern--Note 1
Commitments and contingencies--Note 7
Subsequent events--Note 14

                       Approved by the Board of Directors

      --------------------------          --------------------------
          C. Thomas Ogryzlo                       John Clark
               Director                            Director

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                        CONSOLIDATED STATEMENTS OF LOSS

                                                               YEARS ENDED DECEMBER 31
                                                        --------------------------------------
                                                           2001          2000          1999
                                                        ----------    ----------    ----------
                                                             (U.S. DOLLARS IN THOUSANDS,
                                                                EXCEPT PER SHARE DATA)
REVENUES:
Gold sales............................................  $      890    $    3,757    $   19,496
Other revenues........................................          25            48           109
                                                        ----------    ----------    ----------
Total revenues........................................         915         3,805        19,605
                                                        ----------    ----------    ----------
COSTS AND EXPENSES:
Production costs......................................         746         2,560        20,578
Depreciation, depletion and amortization..............         301           867         4,421
Provision for reclamation and closure costs...........          --            --           232
Operating leases......................................          --            --            44
Mineral exploration, property evaluation and holding
  costs...............................................       1,246         1,875         2,802
Corporate administration and investor relations.......       1,158         1,244         1,183
Interest expense......................................          21           114         1,146
Loss (gain) on disposal of assets.....................        (105)          (41)            5
Gain on sale of marketable securities.................          --          (280)           --
Equity in loss and impairment of Zamora Gold Corp.....          --            --           601
Other (income) expense................................           9          (218)           74
Provision for settlement of USF&G suit--Notes 7 and
  14..................................................         814            --            --
Write-down of mineral properties and other assets.....          --        10,926        16,219
                                                        ----------    ----------    ----------
Total costs and expenses..............................       4,190        17,047        47,305
                                                        ----------    ----------    ----------
Loss before income taxes..............................      (3,275)      (13,242)      (27,700)
Income taxes--Note 10.................................          --           (33)           --
                                                        ----------    ----------    ----------
Loss for the year.....................................  $   (3,275)   $  (13,209)   $  (27,700)
                                                        ==========    ==========    ==========
Weighted average shares outstanding...................  90,715,040    90,715,040    90,715,040
----------------------------------------------------------------------------------------------
Basic and diluted loss per share......................  $    (0.04)   $    (0.15)   $    (0.31)
----------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                       CONSOLIDATED STATEMENTS OF DEFICIT

                                                                 YEARS ENDED DECEMBER 31
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                               (U.S. DOLLARS IN THOUSANDS)
Deficit, beginning of year..................................  $106,985   $ 93,776   $66,076
Loss for the year...........................................     3,275     13,209    27,700
                                                              --------   --------   -------
Deficit, end of year........................................  $110,260   $106,985   $93,776
                                                              ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                 YEARS ENDED DECEMBER 31
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                               (U.S. DOLLARS IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Loss for the year...........................................  $(3,275)   $(13,209)  $(27,700)
ADJUSTMENTS TO RECONCILE LOSS FOR THE YEAR TO CASH USED IN
  OPERATIONS:
Depreciation, depletion and amortization....................      301         867      4,421
Recognition of hedging gains................................       --          --     (1,150)
Provision for reclamation and closure costs.................       --          --        232
Reclamation and closure costs paid in the period............     (163)       (982)    (1,800)
Loss (gain) on disposal of assets...........................     (105)        (41)         5
Gain on disposal of marketable securities...................       --        (280)        --
Equity in loss and impairment of Zamora Gold Corp...........       --          --        601
Loss (gain) on currency translation.........................        3          (7)        59
Write-down of mineral properties............................       --      10,926     16,219
Other non-cash items........................................      142          --        (11)
                                                              -------    --------   --------
                                                               (3,097)     (2,726)    (9,124)
CHANGES IN OPERATING ASSETS AND LIABILITIES:
Marketable securities.......................................       --          --         13
Accounts receivable.........................................      580         461      1,723
Gold inventory..............................................       --         117      3,397
Realization of hedging gains acquired.......................       --          --      3,041
Supplies inventory and prepaid..............................        4         391       (133)
Accounts payable, accrued liabilities and other.............      804      (1,039)      (664)
                                                              -------    --------   --------
Net cash used in operating activities.......................   (1,709)     (2,796)    (1,747)
                                                              -------    --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment..................       --          (7)    (1,917)
Proceeds on disposal of fixed assets and supplies...........    2,982         810         86
Proceeds on disposal of marketable securities...............       --         357         --
Investment in and advances to Zamora Gold Corp..............       --          --        (30)
Other assets................................................       --          22        139
                                                              -------    --------   --------
Net cash provided by (used in) investing activities.........    2,982       1,182     (1,722)
                                                              -------    --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of debt...........................................     (695)       (587)      (520)
Proceeds from debt..........................................       --          --      1,500
                                                              -------    --------   --------
Net cash provided by (used in) financing activities.........     (695)       (587)       980
                                                              -------    --------   --------
Net increase (decrease) in cash and cash equivalents........      578      (2,201)    (2,489)
Cash and cash equivalents, beginning of year................       96       2,297      4,786
                                                              -------    --------   --------
Cash and cash equivalents, end of year......................  $   674    $     96   $  2,297
                                                              =======    ========   ========
Supplemental cash flow disclosure--Note 9

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                   STATEMENTS

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

1. NATURE OF OPERATIONS AND GOING CONCERN

(a) NATURE OF OPERATIONS

The Corporation is engaged in gold production in the United States, and gold development and exploration activities in the United States, and Latin America. During 2001, 2000 and 1999, the Corporation's principal source of earnings and operating cash flow was the Hycroft mine in Nevada. In December 1998, mining activities were suspended at the Hycroft mine. Gold processing and recovery from previously mined ore continued at a declining rate in 1999, 2000 and 2001.

Amayapampa, in Bolivia, is being held for development, pending higher gold prices.

(b) GOING CONCERN

These consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern that assume the realization of assets and the discharge of liabilities in the normal course of business. As disclosed in Note 14, on January 22, 2002, the Corporation finalized an agency agreement for a private placement of $3.8 million, to be completed in two steps. On February 1, 2002 the first step was completed, resulting in the receipt of $1.026 million, $814,087 of which was used to settle an outstanding claim against the Corporation and other defendants by USF&G as disclosed in Note 7. The second step was completed on March 13, 2002 [OR "IS SCHEDULED TO BE COMPLETED ON MARCH XX"]. This step involved the issue of $2.77 million of convertible debentures, from which the proceeds have been placed in escrow, to be released to the Corporation following shareholder approval of the conversion of the debentures to equity, at the Corporation's Annual General Meeting on April 26, 2002. In the event that shareholders do not approve this conversion, the proceeds will not be released to the Corporation and there will be substantial doubt the Corporation's ability to continue as a going concern. These financial statements do not give effect to any adjustments, which may be necessary should the Corporation be unable to continue as a going concern.

The recoverability of the carrying values of the Hycroft mine and the Amayapampa project is dependant upon the successful start-up or the sale of these properties. The Corporation is investigating the economic feasibility of restarting the Hycroft mine and developing the Amayapampa project in Bolivia. The plans to restart the Hycroft mine and develop the Amayapampa project will also depend on management's ability to raise additional capital for these purposes. Although management has been successful in raising such capital in the past, there can be no assurance that it will be able to do so in the future.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The consolidated financial statements of the Corporation and its subsidiaries have been prepared in accordance with accounting principles generally accepted in Canada. For purposes of these financial statements these principles conform, in all material respects, with generally accepted accounting principles in the United States, except as described in Note 13.

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(b) PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Corporation and its subsidiaries. All material intercompany transactions and balances have been eliminated. The Corporation's subsidiaries and percentage ownership in these entities as of December 31, 2001 are:

                                                              OWNERSHIP
                                                              ---------
Vista Gold Holdings Inc. and its wholly-owned
  subsidiaries..............................................    100%

  Hycroft Resources & Development, Inc. and its wholly-owned subsidiary Hycroft Lewis Mine, Inc.

    Vista Gold U.S. Inc.

Granges Inc. (previously called Granges (Canada) Inc.)......    100%

Vista Gold (Antigua) Corp. and its wholly-owned
  subsidiary................................................    100%
  Compania Inversora Vista S.A. and its wholly-owned
    subsidiaries
    Minera Nueva Vista S.A.
    Compania Exploradora Vistex S.A.

In 1999, Mineral Ridge Resources Inc. ("MRRI") voluntarily filed for protection under the U.S. bankruptcy Code. Accordingly, effective in 1999, the Corporation ceased consolidating the accounts of MRRI.

(c) USE OF ESTIMATES

The preparation of consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Significant areas requiring the use of estimates include mine closure and reclamation obligations, useful lives for asset depreciation purposes, and impairment of mineral properties. Actual results could differ from these estimates.

(d) FOREIGN CURRENCY TRANSLATION

Sales revenues and a significant portion of the Corporation's expenses are denominated in U.S. dollars. The Corporation's executive office is located in Littleton, Colorado. The U.S. dollar is the principal currency of the Corporation's business. Accordingly, all amounts in these consolidated financial statements of the Corporation are expressed in U.S. dollars, unless otherwise stated.

The accounts of self-sustaining foreign operations are translated using the current rate method. Under this method, assets and liabilities are translated at the rate of exchange on the balance sheet date, and revenue and expenses at the average rate of exchange during the period. Exchange gains and losses are deferred and shown as a currency translation adjustment in shareholders' equity until transferred to earnings when the net investment in the foreign operation is reduced or settled.

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(e) REVENUE RECOGNITION

Since ceasing mining operations at the Hycroft mine, the Corporation recognizes revenue upon adsorption of gold onto carbon.

Carbon plants are used to concentrate gold from dilute solution, which has been circulated through the heap leach pad, by adsorbing the gold onto activated carbon. The amount of gold adsorbed onto carbon is measured by assaying the solutions before and after passing through the carbon circuit and applying the difference in assay values to the volume of solution that has passed through the carbon circuit. Periodically, a batch of the carbon is removed and shipped to an independent company which strips the gold from the carbon, and produces a dore bar which is then refined and sold.

(f) MINERAL EXPLORATION

Exploration expenditures on mineral properties are expensed when incurred. Holding costs to maintain a property on a stand-by basis are also expensed as incurred.

(g) CASH EQUIVALENTS

Cash equivalents are investments in short-term funds consisting of highly liquid debt instruments such as certificates of deposit, commercial paper, and money market accounts purchased with an original maturity date of less than three months. The Corporation's policy is to invest cash in conservative, highly rated instruments and limit the amount of credit exposure to any one institution.

(h) INVENTORIES

Materials and supplies inventories are valued at the lower of average cost and net replacement value.

The Corporation has recovered more gold than anticipated from the heap leach pads at the Hycroft mine, accordingly heap leach pad inventory has been fully recognized in prior years.

(i) PROPERTY, PLANT AND EQUIPMENT

    (i) Mineral properties

    Property acquisition and development costs are carried at cost less accumulated amortization and write-downs. Amortization is provided on the units-of-production method based on proven and probable reserves.

    Expenditures incurred on non-producing mineral properties identified as having development potential, are deferred until the viability of the property is determined.

    Management reviews the carrying value of the Corporation's interest in each property quarterly and, where necessary, these properties are written down to net recoverable amount, based on estimated future cash flows. Management's estimates of gold price, recoverable proven and probable reserves, operating, capital and reclamation costs are subject to risks and uncertainties affecting the recoverability of the Corporation's investment in property, plant and equipment. Although management has made its best estimate of these factors based on current conditions, it is possible that changes could occur in the near term that could adversely affect management's estimate of net cash

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) flows expected to be generated from its operating properties and the need for possible asset impairment write-downs.

    (ii) Plant and equipment

    Plant and equipment are recorded at cost and depreciated using the straight-line method over estimated useful lives. The cost of normal maintenance and repairs is charged to expense as incurred. Significant expenditures, which increase the life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. Upon sale or retirement of assets, the costs and related accumulated depreciation or amortization are eliminated from the respective accounts and any resulting gains or losses are reflected in operations.

(j) PROVISION FOR FUTURE RECLAMATION AND CLOSURE COSTS

Minimum standards for mine site reclamation and closure have been established by various government agencies that affect certain operations of the Corporation. The Corporation calculates its estimates of reclamation liability based on current laws and regulations and the expected future costs to be incurred in reclaiming, restoring and closing its operating mine sites. It is possible that the Corporation's estimate of its reclamation, site restoration and closure liability could change in the near term due to possible changes in laws and regulations and changes in cost estimates.

A provision for reclamation and mine closure is charged to earnings over the lives of the mines on a units-of-production basis.

(k) LOSS PER SHARE

Loss per share is calculated by dividing the loss for the year by the weighted average number of common shares outstanding during the year. The Corporation has adopted the revised recommendations of the Canadian Institute of Chartered Accountants, whereby new rules are applied in the calculation of diluted earnings per share. The revised standard has been applied on a retroactive basis and did not result in any restatement. Basic and diluted losses per share are the same because inclusion of common share equivalents would be anti-dilutive.

(l) FINANCIAL INSTRUMENTS

The recorded value of the Corporation's cash and cash equivalents, accounts receivable and accounts payable and accrued liabilities and other, approximate their fair values due to the relatively short periods to maturity. The Corporation had no debt as of December 31, 2001

(m) STOCK-BASED COMPENSATION

The Corporation has a stock-based compensation plan, which is described in
Note 6. No compensation expense is recognized for the plan when stock or stock options are issued to directors and employees. Any consideration paid by directors and employees on the exercise of stock options or the purchase of stock is credited to capital stock.

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

3. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is comprised of the following:

                                                2000                                  1999
                                 -----------------------------------   -----------------------------------
                                             ACCUMULATED                           ACCUMULATED
                                            DEPRECIATION,                         DEPRECIATION,
                                            AMORTIZATION                          AMORTIZATION
                                                 AND                                   AND
MINERAL PROPERTIES                 COST      WRITE-DOWNS      NET        COST      WRITE-DOWNS      NET
------------------               --------   -------------   --------   --------   -------------   --------
Hycroft mine, United States....  $ 21,917      $21,917           --    $ 21,917      $ 21,917          --
  Amayapampa, Bolivia..........    57,624       46,894       10,730      57,624        46,894      10,730
                                 --------      -------      -------    --------      --------     -------
                                 $ 79,541      $68,811      $10,730    $ 79,541      $ 68,811     $10,730
                                 ========      =======      =======    ========      ========     =======
PLANT & EQUIPMENT
  Hycroft mine, United
    States.....................  $ 31,278      $29,397      $ 1,881    $ 39,036      $ 34,057     $ 4,979
  Amayapampa, Bolivia..........       181          181           --         405           366          39
  Corporate assets, United
    States.....................       467          344          123         467           303         164
                                 --------      -------      -------    --------      --------     -------
                                 $ 31,926      $29,922      $ 2,004    $ 39,908      $ 34,726     $ 5,182
                                 ========      =======      =======    ========      ========     =======
TOTAL PROPERTY, PLANT AND
  EQUIPMENT....................  $111,467      $98,733      $12,734    $119,449      $103,537     $15,912
                                 ========      =======      =======    ========      ========     =======

SALE OF MINING EQUIPMENT

During 2001, Hycroft mining equipment with a net book value of $2.8 million, was sold for $2.9 million.

ROYALTIES

The Crofoot property at the Hycroft mine is subject to a 4% net profit royalty. During 2001, 2000 and 1999 there was no mining activity and as a result the Corporation did not pay any Crofoot royalties.

The Lewis property at the Hycroft mine is subject to a 5% net smelter royalty. During 2001 and 2000 only nominal minimum royalties were required in relation to this property. During 1999 royalties paid were $123,000.

4. LONG TERM DEBT

During 2001, the Corporation repaid $0.6 million term loan from the proceeds of the sale of mining equipment. The Corporation also repaid a $75,000 term note.

5. ACCRUED RECLAMATION AND CLOSURE COSTS

At December 31, 2001, the Corporation's future reclamation and mine closure costs are estimated to be $3.1 million. Estimated reclamation and mine closure costs are determined using management's best estimates of the scope and the cost of required activities. These estimates may change, based on future changes in operations, regulatory requirements or costs to complete the reclamation activity. Reclamation and closure costs are charged to earnings over the life of the mine on a units-of-production basis. The aggregate obligation accrued to December 31, 2001, net of the actual cost of reclamation activities performed to December 31, 2001, is $3.1 million (2000: $3.3 million).

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

6. CAPITAL STOCK

COMMON SHARE OPTIONS

Under the Corporation's Stock Option Plan (the "Plan"), the Corporation may grant options to directors, officers, employees and consultants of the Corporation or its subsidiaries, for up to 4,500,000 Common Shares. Under the Plan, the exercise price of each option shall not be less than the market price of the Corporation's stock on the date preceding the date of grant, and an option's maximum term is 10 years or such other shorter term as stipulated in a stock option agreement between the Corporation and the optionee. Options and vesting periods under the Plan are granted from time to time at the discretion of the Board of Directors.

At December 31, 2001, 1,500,000 Common Shares were reserved for issuance under options granted to directors, officers and management employees. These options expire as follows:

YEAR OF EXPIRATION   NUMBER OF OPTIONS
------------------   -----------------
    2004...                  5,715
    2005...                112,143
    2006...                171,428
    2007...                435,714
    2008...                 50,000
    2009...                100,000
    2010...                200,000
    2011...                425,000
                         ---------
    Total..              1,500,000
                         =========

The following tables summarize information about stock options under the Plan:

                                           2001                        2000                        1999
                                 -------------------------   -------------------------   -------------------------
                                  NUMBER      WEIGHTED-       NUMBER      WEIGHTED-       NUMBER      WEIGHTED-
                                    OF         AVERAGE          OF         AVERAGE          OF         AVERAGE
                                  SHARES    EXERCISE PRICE    SHARES    EXERCISE PRICE    SHARES    EXERCISE PRICE
                                 (000)'S       (CDN.$)       (000)'S       (CDN.$)       (000)'S       (CDN.$)
                                 --------   --------------   --------   --------------   --------   --------------
Outstanding--beginning of
  year.........................   1,758         $0.212         2,308        $0.237         2,270        $1.630
Cancelled......................      --             --            --            --        (2,270)        1.630
Granted........................     425          0.120           275         0.070         2,500         0.237
Forfeited / expired............    (683)         0.222          (825)        0.235          (192)        0.235
                                  -----         ------        ------        ------        ------        ------
Outstanding--end of year.......   1,500         $0.181         1,758         0.212         2,308        $0.237

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

6. CAPITAL STOCK (CONTINUED)

                                   OPTIONS OUTSTANDING AND EXERCISABLE
---------------------------------------------------------------------------------------------------------
                                            WEIGHTED-
                            NUMBER           AVERAGE          WEIGHTED-          NUMBER        WEIGHTED-
      RANGE OF          OUTSTANDING AT      REMAINING          AVERAGE       EXERCISABLE AT     AVERAGE
   EXERCISE PRICES      DEC. 31, 2001    CONTRACTUAL LIFE   EXERCISE PRICE   DEC. 31, 2001    EXERCISABLE
       (CDN.$)              (000)            (YEARS)           (CDN.$)           (000)          (CDN.$)
---------------------   --------------   ----------------   --------------   --------------   -----------
       $0.070                 200                 9.00          $0.070              200         $0.070
        0.120                 425                 9.50           0.120              425          0.120
        0.235                 775                 5.20           0.235              775          0.235
        0.250                 100                 7.25           0.250              100          0.250
                            -----                               ------            -----         ------
                            1,500                               $0.181            1,500         $0.181
                            =====                               ======            =====         ======

7. COMMITMENTS AND CONTINGENCIES

On August 25, 2000, United States Fidelity & Guarantee Company ("USF&G") filed an action in the United States District Court against Vista Gold Corp., Vista Gold Holdings, Inc., Stockscape.com Technologies, Inc., Cornucopia
Resources, Inc., Red Mountain Resources, Inc. and Touchstone Resources, Inc. This action involves a General Contract of Indemnity in connection with the posting of a reclamation bond for mining activities by MRRI, the Corporation's wholly owned subsidiary that holds the investment in the Mineral Ridge mine, at Silver Peak, Nevada. In the action, USF&G seeks to compel all of the defendants to post additional collateral for the bond in the total amount of $793,583. Neither Vista Gold Corp. nor Vista Gold Holdings, Inc. was a party to the General Contract of Indemnity and both have denied any liability in connection therewith.

In November 2000, the parties stipulated to an agreed upon discovery plan and scheduling order. On March 12, 2001 Stockscape.com Technologies, Inc., Cornucopia Resources, Inc., and Red Mountain Resources, Inc. (collectively the "Stockscape defendants") filed a cross-claim against the Corporation relating to the same issues but referring to the Share Purchase and Sale Agreement between Cornucopia Resources Ltd. and Vista Gold Corp. In July 2001, USF&G filed for a summary judgment requesting the court to compel the Stockscape defendants to post $902,819 in additional collateral. The increase from $793,583 accounts for additional expenses incurred by USF&G. At the same time, the Stockscape defendants moved for partial summary judgment on cross-claim against the Corporation. The maximum potential exposure to the Corporation is the additional collateral requested in the amount of $902,819 together with the attorneys' fees and costs related to the defense of the action. Other defendants, if found to be jointly liable, could reduce the amount for which the Corporation has exposure.

During the year ended 2001, the Corporation provided $814,087 with respect to this claim, as discussed in Note 14.

8. ACCRUED LIABILITIES AND OTHER

                                                                2001       2000
                                                              --------   --------
USF&G settlement (Notes 7 and 14)...........................   $  814      $ --
Trade payables and other accruals...........................      395       301
                                                               ------      ----
                                                               $1,209      $301
                                                               ======      ====

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

9. SUPPLEMENTAL CASH FLOW DISCLOSURE

                                                                2001       2000       1999
                                                              --------   --------   --------
Cash paid (received) during the year for:
Interest....................................................    $21        $114      $1,146
Income taxes................................................     --         (33)        196

10. INCOME TAXES

A reconciliation of the combined Canadian federal and provincial income taxes at statutory rates and the Corporation's effective income tax expenses (recovery) is as follows:

                                                                2001       2000       1999
                                                              --------   --------   --------
Income taxes at statutory rates.............................             $(5,959)   $(12,440)
Increase (decrease) in taxes from:
  Permanent differences.....................................                (149)        (84)
  U.S. Alternative Minimum Tax..............................                  --          --
  Differences in foreign tax rates..........................               2,214       1,592
  Prior year's losses of a subsidiary applied for tax
    purposes................................................                  --          --
  Benefit of losses not recognized..........................               3,894      10,932
  Large Corporations Tax....................................                 (33)         --
                                                              --------   -------    --------
                                                              $     --   $   (33)   $     --
                                                              ========   =======    ========

The significant components of the company's future tax assets are as follows:

FUTURE INCOME TAX ASSETS                                        2001       2000
------------------------                                      --------   --------
Excess tax value over carrying value of property, plant and
  equipment.................................................             $ 9,649
Operating loss carryforward.................................              15,672
Accrued reclamation provision...............................               1,111
                                                              --------   -------
                                                                          26,432
Valuation allowance for future tax assets...................             (26,432)
                                                              --------   -------
Total.......................................................        --        --
                                                              ========   =======

The Corporation has incurred income tax losses in prior periods of $xxx million, which may be carried forward and applied against future taxable income when earned.

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

10. INCOME TAXES (CONTINUED)

The losses expire as follows:

                                                               CANADA    UNITED STATES    TOTAL
                                                              --------   -------------   --------
2002........................................................      454         1,358        1,812
2003........................................................      428         5,418        5,846
2004........................................................    1,763         1,373        3,136
2005........................................................    7,981            --        7,981
2006........................................................      655            --          655
2007........................................................      495            --          495
2008........................................................       --           388          388
2009........................................................       --            11           11
2010........................................................       --         5,106        5,106
2011........................................................       --         9,415        9,415
2019........................................................       --         5,301        5,301
2020........................................................       --            xx           xx
                                                              -------       -------      -------
                                                              $12,472       $20,814      $33,286
                                                              =======       =======      =======

11. RETIREMENT PLANS

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Service code, which is available to permanent U.S. employees. The Corporation makes contributions of up to 4% of eligible employees' salaries. The Corporation's contributions were as follows: 2001--$ 28,764; 2000--$56,000; and 1999--$
126,000.

12. SEGMENT INFORMATION

The Corporation operates in the gold mining industry in the United States, has a property being held for development in Latin America, and has exploration properties in the United States, Canada and Latin America. Its major product and only identifiable segment is gold, and all gold revenues and operating costs are derived in the United States. All revenues are earned in the United States and geographic segmentation of capital assets is provided in Note 3.

13. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The significant differences between generally accepted accounting principles ("GAAP") in Canada and in the United States, as they relate to these financial statements are as follows:

    (a) Under Canadian corporate law, the Corporation underwent a capital reduction in connection with the amalgamation of Granges and Hycroft whereby share capital and contributed surplus were reduced to eliminate the consolidated accumulated deficit of Granges as of December 31, 1994, after giving effect to the estimated costs of the amalgamation. Under U.S. corporate law, no such transaction is available and accordingly is not allowed under U.S. GAAP.

    (b) In 1999 and 2000 the carrying values of certain long-lived assets exceeded their respective undiscounted cash flows. Following Canadian GAAP, the carrying values were written down using the undiscounted cash flow method. Under U.S. GAAP, the carrying values were written down to

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

13. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
       their fair values using the discounted cash flow method, giving rise to a difference in the amounts written down.

       Amortization of the remaining carrying values in subsequent periods following Canadian GAAP must be reduced to reflect the difference in the amounts written down following U.S. GAAP.

    (c) Under U.S. GAAP, items such as foreign exchange gains and losses and unrealized gains and losses on marketable securities are required to be shown separately in the derivation of comprehensive income.

    (d) The Corporation recognizes revenue upon adsorbtion of gold onto carbon. In accordance with U.S. GAAP, revenue is not recorded before title is passed.

The significant differences in the consolidated statements of loss relative to U.S. GAAP were as follows:

                                                                  YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
Loss for the year--Canadian GAAP............................  $(3,275)   $(13,209)  $(27,700)
Impairment of mineral properties (b)........................       --      (7,637)    13,248
Amortization reduction (b)..................................       --          99        736
Revenue Recognition (d).....................................       81        (172)
Cumulative impact of adopting SAB 101 (d)...................       --         (59)        --
                                                              -------    --------   --------
Net loss--U.S. GAAP for the year before other comprehensive
  income adjustments........................................   (3,194)    (20,978)   (13,716)
Unrealised (gains) losses on marketable securities (c)......       --         144        (21)
Foreign currency exchange gain (loss) (c)...................        3          (7)        59
                                                              -------    --------   --------
Comprehensive loss..........................................  $(3,191)   $(20,841)  $(13,678)
                                                              =======    ========   ========
Loss per share..............................................  $ (0.04)   $  (0.23)  $  (0.15)
                                                              =======    ========   ========

The significant differences in the balance sheet as at December 31, 2001 and 2000 relative to U.S. GAAP were:

                                              2001                                2000
                                ---------------------------------   ---------------------------------
                                PER CDN.    CDN./U.S.   PER U.S.    PER CDN.    CDN./U.S.   PER U.S.
                                  GAAP        ADJ.        GAAP        GAAP        ADJ.        GAAP
                                ---------   ---------   ---------   ---------   ---------   ---------
Current assets (d)............  $   1,155   $    (30)   $   1,125   $   1,320   $   (231)   $   1,089
Property, plant and
  equipment (b)...............     12,734     (7,637)       5,097      15,912     (7,637)       8,275

Common shares (a).............    121,146     76,754      197,900     121,146     76,754      197,900
Contributed surplus (a).......         --      2,786        2,786          --      2,786        2,786
Retained deficit (a, b, d)....   (110,260)   (87,327)    (197,587)   (106,985)   (87,408)    (194,393)

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

13. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY UNDER U.S. GAAP

                           NUMBER OF                                         CUMULATIVE        OTHER
                             COMMON      SHARE     CONTRIBUTED               TRANSLATION   COMPREHENSIVE
                             SHARES     CAPITAL      SURPLUS      DEFICIT    ADJUSTMENT       INCOME
                           ----------   --------   -----------   ---------   -----------   -------------
Balance at
  December 31, 1998......  90,715,040   $197,900      $2,786     $(159,699)    $(1,540)        $(123)
Currency translation
  adjustment (c).........          --         --          --            --          59            --
Comprehensive income
  (c)....................          --         --          --            --          --           (21)
Net Loss.................          --         --          --       (13,716)         --            --
                           ----------   --------      ------     ---------     -------         -----
Balance at
  December 31, 1999......  90,715,040   $197,900      $2,786     $(173,415)    $(1,481)        $(144)

Comprehensive income
  (c)....................                                                                        144
Currency translation
  adjustment (c).........          --         --          --            --          (7)           --
Net Loss.................          --         --          --       (20,978)         --            --
                           ----------   --------      ------     ---------     -------         -----
Balance at
  December 31, 2000......  90,715,040   $197,900      $2,786     $(194,393)    $(1,488)        $   0

Currency translation
  adjustment (c).........          --         --          --            --           3            --
Net Loss.................          --         --          --        (3,194)         --            --
                           ----------   --------      ------     ---------     -------         -----
Balance at
  December 31, 2001......  90,715,040   $197,900      $2,786     $(197,587)    $(1,485)        $   0
                           ==========   ========      ======     =========     =======         =====

STOCK BASED COMPENSATION PLANS

The Corporation applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its plans in its U.S. GAAP presentations. If compensation cost for the Corporation's stock-based compensation plans had been determined based on the fair value at the grant dates for awards under the plans consistent with the method described in SFAS No. 123, the Corporation would have recorded compensation expense of $20,000, $15,000 and $361,000 in 2001, 2000 and 1999 respectively. Accordingly, the consolidated net loss and loss per share under U.S. GAAP would have increased to the pro forma amounts indicated below:

                                                                     2001       2000       1999
                                                                   --------   --------   --------
Net earnings (loss) under U.S. GAAP................  As reported   $(3,194)   $(20,978)  $(13,716)
                                                     Pro forma      (3,214)    (20,993)   (14,077)
Loss per share under U.S. GAAP.....................  As reported     (0.04)      (0.23)     (0.15)
                                                     Pro forma       (0.04)      (0.23)     (0.16)

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

13. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
The fair value of each option grant is estimated on the date of grant for all plans using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2001, 2000 and 1999:

                                                             2001          2000          1999
                                                           --------   --------------   ---------
Expected volatility......................................   75.0%         61.9%          61.9%
Risk-free interest rate..................................   5.00%     5.09% to 5.74%     4.81%
Expected lives...........................................  2 years       2 years       4.5 years
Dividend yield...........................................    0%             0%            0%

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2001, the Financial Accounting Standards Board issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. These new standards eliminate pooling as method of accounting for business combinations, and feature new accounting rules for goodwill and intangible assets. The company does not foresee any impact on a cumulative effect of an accounting change or on the carrying values of assets and liabilities recorded in the Consolidated Balance Sheet upon adoption. SFAS No. 141 is effective for business combinations initiated from July 1, 2001. SFAS No. 142 will be adopted on January 1, 2002.

Also issued in June 2001 was SFAS No. 143, Accounting for Asset Retirement Obligations. This Statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The Corporation is analyzing the impact of SFAS
No. 143 and will adopt the standard on January 1, 2003.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long -lived Assets. This statement addresses accounting for discontinued operations and the impairment or disposal of long-lived assets. The Corporation does not expect that the implementation of these guidelines will have a material impact on its consolidated financial position or results of operations.

In November 2001 the Accounting Standards Board of the Canadian Institute of Chartered Accountants issued new Handbook Section 3870, Stock-based Compensation and Other Stock-based Payments. This Section establishes standards for the recognition, measurement and disclosure of stock-based compensation and other stock-based payments made in exchange for goods and services. It applies to transactions, including non-reciprocal transactions, in which an enterprise grants shares of common stock, stock options, or other equity instruments, or incurs liabilities based on the price of common stock or other equity instruments and sets out a fair value based method of accounting which is required for certain, but not all, stock-based transactions. The Corporation is analysing the impact of Section 3870 and will adopt the Section on January 1, 2002.

14. SUBSEQUENT EVENTS

On January 22, 2002, the Corporation announced that it had finalized an agency agreement for a private placement financing of $3.8 million to be arranged by Global Resource Investment Ltd. ("Global") of

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

14. SUBSEQUENT EVENTS (CONTINUED)
Carlsbad, California. This private placement, which is subject to regulatory and shareholder approval, has been effected in two steps.

On February 1, 2002, the Corporation completed the first step, a private placement (the "Unit Offering") of 20,000,000 units (the "Offered Units") to Stockscape.com Technologies Inc. ("Stockscape"), and 1,600,000 units (the "Agent's Units") to Global, as consideration for its services as agent in connection with the Unit Offering. Each Offered Unit and each Agent's Unit consisted of one common share and one common share purchase warrant (a "Warrant"). Subject to shareholder approval, each Warrant entitles the holder to purchase one common share at a price of $0.075 per share on or before 4:30 p.m., Vancouver time, on February 1, 2007.

The closing of the Unit Offering provided the Corporation with net proceeds of $1,026,000 and the potential for an additional $1,500,000, if the Warrants issued as part of the Unit Offering are exercised. Of these proceeds, $814,087 was used to settle a lawsuit initiated by United States Fidelity & Guarantee Company (described in the Corporation's Form 10-K for the year-ended 2000 and Forms 10-Q for 2001) and the balance will be used by the Corporation as working capital. [NOTE TO DRAFT: DISCLOSURE TO BE REVISED.]

The Toronto Stock Exchange (the "TSE") has approved the Unit Offering, subject to shareholders approving the issuance of the Warrants at the Corporation's Annual and Special General Meeting (the "Meeting").

On March [13], 2002, the Corporation completed the second step of the private placement, comprised of convertible debentures ("Debentures") in the principal amount of [$2,774,000] to various investors, and [4,325,925] [SPECIAL WARRANTS (THE "AGENT'S SPECIAL WARRANTS")] to Global, as consideration for its services as agent in connection with the Debenture Offering. Subject to shareholder approval, the Debentures are convertible into units (the "Debenture Units") at a price of $0.0513 per Debenture Unit, with each Debenture Unit consisting of one Common Share and one Warrant with the same terms as the Offered Units (described above under). The Debentures bear interest at a rate of 1% per annum and will mature on [SEPTEMBER 13, 2003] (the "Maturity Date"), unless they are converted or otherwise become due and payable prior to that date. [SUBJECT TO SHAREHOLDER APPROVAL, THE AGENT'S SPECIAL WARRANTS ARE CONVERTIBLE INTO [4,325,925] AGENT'S UNITS, WITH EACH AGENT'S UNIT CONSISTING OF ONE COMMON SHARE AND ONE WARRANT WITH THE SAME TERMS AS THE OFFERED UNITS (DESCRIBED ABOVE UNDER "PRIVATE PLACEMENT OF UNITS").]

Subject to shareholder approval (the "Approval") of the Debenture Offering at the Meeting, the Debentures may, at the option of the holder, be converted into Debenture Units at any time prior to the Maturity Date. In addition, if the Approval is obtained at the Meeting, the Debentures will automatically be converted into Debenture Units on the date a registration statement filed under the United States SECURITIES ACT OF 1933 (a "Registration Statement") relating to the Debentures, the Debenture Units and the common shares and Warrants underlying the Debenture Units is declared effective by the United States Securities and Exchange Commission (the "SEC"). Also, if Approval is obtained the Debentures will become due and payable, in cash, at the option of the holder at any time after September 13, 2002, if by such date the SEC has not declared effective a Registration Statement relating to the Debentures, the Debenture Units and the Common Shares and Warrants underlying the Debenture Units.

The gross proceeds raised by the issuance of the Debentures have been placed in escrow. If shareholders approve the Debenture Offering at the Meeting, these proceeds will be released to the Corporation. If shareholders do NOT approve the Debenture Offering at the Meeting, the proceeds from the issuance of the

THE TABULAR INFORMATION SET OUT BELOW IS IN THOUSANDS OF UNITED STATES DOLLARS,
                               EXCEPT SHARE DATA.

14. SUBSEQUENT EVENTS (CONTINUED)
Debentures and all accrued interest will be returned to investors. The Agent's Special Warrants will not be converted into Agent's Units unless shareholder approval is obtained at the Meeting or subsequently.

The TSE has approved the Debenture Offering, subject to, among other things, shareholders approving the issuance of the Debentures and [THE AGENT'S SPECIAL WARRANTS] at the Meeting.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

                                    PART III

ITEM 9.  DIRECTORS AND OFFICERS OF REGISTRANT

DIRECTORS

The directors of Vista Gold are elected each year at the annual general meeting of shareholders and hold office until their successors are elected or appointed.

The present directors of Vista Gold, together with the location of their residences, age, length of service and business experience, are described below.

NAME, RESIDENCE,                                                  PRINCIPAL OCCUPATION,
POSITION AND AGE                   DIRECTOR SINCE                 BUSINESS OR EMPLOYMENT
----------------                 ------------------   ----------------------------------------------
JOHN CLARK.....................        May 18, 2001   Chartered Accountant, President of Investment
Toronto, Ontario                                      and Technical Management Corp., a firm engaged
DIRECTOR                                              in corporate finance and merchant banking,
Age - 46                                              from February 1999 to present; independent
                                                      consultant providing investment and management
                                                      advisory services from February 1998 to
                                                      January 1999; Executive Chairman of Laurasia
                                                      Resources Limited, a   -  , from 1988 to
                                                      February 1998.

RONALD J. MCGREGOR.............        May 19, 1999   President and Chief Executive Officer of Vista
Littleton, Colorado                                   Gold from September 2000 to present; Vice
DIRECTOR                                              President, Development and Operations of Vista
Age - 54                                              Gold from July 1996 to September 2000.

C. THOMAS OGRYZLO..............       March 8, 1996   Businessman, President and Chief Executive
Toronto, Ontario                                      Officer Canatec Development Corporation,
DIRECTOR                                              [DATE]; President and Chief Executive Officer
Age - 62                                              of Black Hawk Mining Inc. and its subsidiary,
                                                      Triton Mining Corporation [DATE].

MICHAEL B. RICHINGS............         May 1, 1995   Mining engineer; formerly, President and Chief
Littleton, Colorado                                   Executive Officer of Vista Gold from
DIRECTOR                                              June 1995 to September 2000.
Age - 57

A. MURRAY SINCLAIR.............   February 21, 2002   Businessman, Director of Quest Management
Vancouver, British Columbia                           Corp., a firm that provides management
DIRECTOR                                              services to the resource industry, from
Age - 40                                              December 1996 to present; President and
                                                      Director of Quest Ventures Ltd., a firm that
                                                      provides merchant banking services to the
                                                      resource industry, from September 1997 to
                                                      present.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except that Mr. Sinclair was appointed to the Board of Directors as a nominee of Stockscape.com Technologies Inc. (defined below as "Stockscape") in connection with the private placement transaction that was completed on February 1, 2002. See Item 7, Consolidated Financial Statements, Note 14. Stockscape currently holds approximately 17.8% of the outstanding Common Shares.

The executive officers of Vista Gold are appointed by and hold office at the pleasure of the Board of Directors of Vista Gold. The executive officers of Vista Gold during 2000, together with their age, length of service and business experience, are described below.

NAME, POSITION AND AGE           HELD OFFICE SINCE      BUSINESS EXPERIENCE DURING PAST FIVE YEARS
----------------------           ------------------   ----------------------------------------------
RONALD J. MCGREGOR.............   September 8, 2000   President and Chief Executive Officer of Vista
PRESIDENT, CHIEF EXECUTIVE                            Gold from September 8, 2000 to present; Vice
OFFICER AND DIRECTOR                                  President Development and Operations for Vista
Age - 54                                              Gold from July 1, 1996 to September 8, 2000.

JOHN F. ENGELE.................         May 1, 2001   Vice President Finance of Vista Gold from
VICE PRESIDENT FINANCE                                May 1, 2001 to present; Director of
Age - 50                                              Accounting, Vista Gold, from March 2001 to
                                                      April 2001; Director of Planning, Analysis and
                                                      Operations Accounting, Echo Bay Mines Ltd.
                                                      from June 1996 to February 2001.

ROBERT L. FOLEN................  September 15, 2000   Vice President Finance of Vista Gold from
VICE PRESIDENT FINANCE                                September 15, 2000 to May 1, 2001; Accounting
Age - 50                                              Manager of Hycroft Resources and
RESIGNED AS OF MAY 1, 2001                            Development Inc. and Mineral Ridge
                                                      Resources Inc., from October 1998 to
                                                      September 2000; Accounting Manager of Hayden
                                                      Hill Mine, Sleeper Mine and Wind Mountain Mine
                                                      for Amax Gold Inc., from December 1994 to
                                                      September 1998.

WILLIAM F. SIRETT..............     January 1, 1996   Lawyer; Partner, Borden Ladner Gervais LLP, a
SECRETARY                                             law firm.
Age - 51

None of the above executive officers has entered into any arrangement or understanding with any other person pursuant to which he was or is to be elected as an executive officer of Vista Gold or a nominee of any other person.

EXECUTIVE AND AUDIT COMMITTEES

Vista Gold does not have an executive committee. Vista Gold is required to have an audit committee under section 173 of the BUSINESS CORPORATIONS ACT (Yukon Territory). Vista Gold's audit committee consists of the following directors:
John Clark, C. Thomas Ogryzlo and A. Murray Sinclair.

ITEM 10.  COMPENSATION OF DIRECTORS AND OFFICERS.

During the financial year ended December 31, 2001, the aggregate cash compensation paid by the Corporation to all directors and officers of Vista Gold, as a group was $299,470. This sum includes compensation paid to executive officers pursuant to the cash incentive plan and retirement savings plan described below.

Information specified in this Item for individually named directors and officers is incorporated by reference from [PAGES X TO X] of the Management Information and Proxy Circular prepared in connection with Vista Gold's Annual General Meeting to be held on April 26, 2002, filed with the Securities and Exchange Commission concurrently with the filing of this report.

Pursuant to the terms of the Corporation's incentive policy adopted by the Corporation in 1989 or certain employment contracts, executive officers and senior employees of the Corporation are eligible to receive incentive payments. The Corporation did not make any incentive payments to executive officers or senior employees under this plan in 2001. Any incentive payments are awarded at the discretion of the Board of Directors based on recommendations from the compensation committee. There is no established formula utilized in determining these incentive payments. The award of incentive payments is motivated by the Corporation's desire to reward past services rendered to the Corporation and to provide an incentive for continued service to the Corporation. Incentive payments to be made during 2002, which may include amounts related to performance during a portion of 2001, have not yet been determined. The Corporation has not made any restricted stock awards during the last three fiscal years.

During the fiscal year ended December 31, 2001, the Corporation set aside or accrued a total of $11,245 to provide pension, retirement or similar benefits for directors or officers of Vista Gold pursuant to plans provided or contributed to by the Corporation. As a part of the aggregate cash compensation disclosed above, the Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of section 401(k) of the United States Internal Revenue Service Code which is available to permanent United States-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

Information specified in this Item for individually named directors and officers is incorporated by reference from pages [X TO X] of the Management Information and Proxy Circular prepared in connection with Vista Gold's Annual General Meeting to be held on April 26, 2002, filed with the Securities and Exchange Commission concurrently with the filing of this report.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Except as described below, there have been no transactions or series of similar transactions during 2000 or 2001, or any currently proposed transactions or series of similar transactions, to which Vista Gold or any of its subsidiaries was or is a party in which the amount involved exceeds $60,000 and in which any director or executive officer, any nominee for election as a director, any security holder known to the Corporation to own of record or beneficially more than 5% of the Corporation's Common Shares, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

As a result of the private placement transaction that was completed on February 1, 2002, the Corporation issued 20,000,000 common shares and subject to shareholder approval, warrants to acquire an additional 20,000,000 common shares to Stockscape.com Technologies Inc. ("Stockscape"), and 1,600,000 common shares and subject to shareholder approval, warrants to acquire an additional 1,600,000 common shares to Global Resource Investments Ltd. ("Global"), as consideration for its services as agent with respect to the transaction. In addition, on March 13, 2002, the Corporation issued [4,325,925] special warrants to Global as consideration for its services as agent with respect to a private placement of convertible debentures that was completed on the same date. Subject to shareholder approval, these special warrants are convertible into [4,325,925] common shares and warrants to acquire an additional [4,325,925] common shares. These private placements are described in further detail in Item 7, Consolidated Financial Statements, Note 14. As at March 15, 2002, the common shares held by Stockscape represented 17.8% of the issued and outstanding common shares. The Corporation understands that more than 10% of the issued and outstanding shares of Stockscape, and all of the issued and outstanding shares of Global are beneficially owned by Mr. Arthur Richard Rule.

                                    PART IV

ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

DOCUMENTS FILED AS PART OF REPORT

FINANCIAL STATEMENTS

The following consolidated financial statements of the Corporation are filed as part of this report:

1. Report of Independent Accountants dated February 22, 2002 except as to Notes 1 and 14, which are as at March XX, 2002.

2.  Consolidated Balance Sheets--At December 31, 2001 and 2000.

3. Consolidated Statements of Loss--Years ended December 31, 2001, 2000, and 1999.

4. Consolidated Statements of Deficit--Years ended December 31, 2001, 2000 and 1999.

5. Consolidated Statements of Cash Flows--Years ended December 31, 2001, 2000, and 1999.

6.  Notes to Consolidated Financial Statements.

See "Item 7. Consolidated Financial Statements and Supplementary Data".

FINANCIAL STATEMENT SCHEDULES

No financial statement schedules are filed as part of this report because such schedules are not applicable or the required information is shown in the consolidated financial statements or notes thereto. See "Item 7. Consolidated Financial Statements and Supplementary Data".

EXHIBITS

The following exhibits are filed as part of this report:

    EXHIBIT NUMBER                                  DESCRIPTION
    --------------          ------------------------------------------------------------
             3.01           Articles of Continuation filed as Exhibit 2.01 to the
                            Form 20-F for the period ended December 31, 1997 and
                            incorporated herein by reference (File No. 1-9025)

             3.02           By-Law No. 1 of Vista Gold filed as Exhibit 2.01 to the
                            Form 20-F for the period ended December 31, 1997 and
                            incorporated herein by reference (File No. 1-9025)

             3.03           Share Certificate of Vista Gold (File No. 1-9025)

             3.04           Amended By-Law No. 1 of Vista Gold (File No.1-9025)

            10.01           Lease and Option dated July 1, 1985 between Henry C.
                            Crofoot, trustee, and Hycroft Resources--Development Inc.
                            (Crofoot Patented Claims), as amended, filed as
                            Exhibit 10.8 to Granges' Registration Statement on
                            Form S-1, as amended, and incorporated herein by reference
                            (File No. 33-17974)

            10.02           Lease and Option dated July 1, 1985, between Henry C.
                            Crofoot, trustee, and Hycroft Resources--Development Inc.
                            (Crofoot Unpatented Claims), as amended, filed as
                            Exhibit 10.9 to Granges' Registration Statement on
                            Form S-1, as amended, and incorporated herein by reference
                            (File No. 33-17974)

    EXHIBIT NUMBER                                  DESCRIPTION
    --------------          ------------------------------------------------------------
            10.03           Lewis Mine Lease and Assignment Agreement included in the
                            Assignment of Mining Lease dated January 23, 1987 among
                            Standard Slag Company, Hycroft Lewis, Hycroft Resources
                            Corporation and Granges, filed as Exhibit 10.7 to Granges'
                            Registration Statement on Form S-1, as amended, and
                            incorporated herein by reference (File No. 33-17974)

            10.04           Amendment Agreement dated January 14, 1988, among Henry C.
                            Crofoot et al and Hycroft Resources--Development Inc. filed as Exhibit 10.13 to Granges' Annual Report on Form 10-K for
                            the fiscal year ended December 31, 1988, as amended, and
                            incorporated herein by reference (File No. 1-9025)

            10.05           Lewis Hycroft Agreement dated January 10, 1989, among Frank
                            W. Lewis, Hycroft Lewis and Hycroft
                            Resources--Development Inc. filed as Exhibit 10.16 to
                            Granges' Annual Report on Form 10-K for the fiscal year
                            ended December 31, 1988, as amended, and incorporated herein by reference (File No. 1-9025)

            10.06           Second Amendment Agreement dated March 3, 1989, among Henry
                            C. Crofoot et al and Hycroft Resources--Development Inc.
                            filed as Exhibit 10.24 to the Form 20-F/A for the year ended
                            December 31, 1994 and incorporated herein by reference (File
                            No. 1-9025)

            10.07           Second Lewis-Hycroft Agreement dated March 15, 1991 among
                            Frank W. Lewis, Granges, Hycroft
                            Resources--Development Inc. and Hycroft Lewis filed as
                            Exhibit 10.20 to the Form 20-F/A for the year ended
                            December 31, 1994 and incorporated herein by reference (File
                            No. 1-9025)

            10.08           Third Amendment Agreement dated August 16, 1991 among Henry
                            C. Crofoot et al, Hycroft Resources & Development Inc. and
                            Blackrock Properties, Inc. filed as Exhibit 10.25 to the
                            Form 20-F/A for the year ended December 31, 1994 and
                            incorporated herein by reference (File No. 1-9025)

            10.09           Agreement dated May 13, 1994 between Granges and Atlas
                            Corporation filed as Exhibit 2.01 to the Form 20-F for the period ended December 31, 1994 and incorporated herein by
                            reference (File No. 1-9025)

            10.10           Purchase and Sale Agreement dated June 24, 1994 between
                            Granges and Hudson Bay Mining and Smelting Co., Limited
                            filed as Exhibit 10.10 to the Form 20-F/A for the year
                            ended December 31, 1994 and incorporated herein by reference
                            (File No. 1-9025)

            10.11           Amalgamation Agreement dated February 24, 1995 between
                            Granges and Hycroft Inc. included in the Joint Management
                            Information Circular of Granges and Hycroft Inc. filed as
                            Exhibit 20.1 to the Form 8-K dated May 1, 1995 and
                            incorporated herein by reference (File No. 1-9025)

            10.12           Agreement dated February 24, 1995 between Granges and Atlas
                            Corporation filed as Exhibit 2.03 to the Form 20-F for the period ended December 31, 1994 and incorporated herein by
                            reference (File No. 1-9025)

            10.13           Employment Agreement dated June 1, 1995 between Granges and
                            Michael B. Richings filed as Exhibit 10(i) to the Form 10-Q for the quarterly period ended June 30, 1995 and
                            incorporated herein by reference (File No. 1-9025)

    EXHIBIT NUMBER                                  DESCRIPTION
    --------------          ------------------------------------------------------------
            10.14           Private Placement Subscription Agreement dated August 25,
                            1995 between Granges and Zamora filed as Exhibit 10.10 to
                            the Form 20-F/A for the year ended December 31, 1994 and
                            incorporated herein by reference (File No. 1-9025)

            10.15           Letter of Intent between Granges and Atlas Corporation dated as of October 4, 1995 to enter into an Exploration Joint
                            Venture Agreement filed as Exhibit 10.14 to the
                            Form 20-F/A for the year ended December 31, 1994 and
                            incorporated herein by reference (File No. 1-9025)

            10.16           Registration Agreement between Granges and Atlas Corporation dated as of November 10, 1995 filed as Exhibit 10.12 to the
                            Form 20-F/A for the year ended December 31, 1994 and
                            incorporated herein by reference (File No. 1-9025)

            10.17           Indemnification Agreement between Granges and Atlas
                            Corporation dated as of November 10, 1995 filed as
                            Exhibit 10.13 to the Form 20-F/A for the year ended
                            December 31, 1994 and incorporated herein by reference (File
                            No. 1-9025)

            10.18           Commitment letter dated November 14, 1995 between Granges
                            and Deutsche Bank AG filed as Exhibit 10.09 to the
                            Form 20-F/A for the year ended December 31, 1994 and
                            incorporated herein by reference (File No. 1-9025)

            10.19           Exploration and Purchase Option Agreement effective June 7,
                            1996 between Granges and L.B. Mining filed as Exhibit 2.01 to the Form 20-F for the year ended December 31, 1997 and
                            incorporated herein by reference (File No. 1-9025)

            10.20           Special Warrant Indenture dated June 7, 1996 between Granges and Montreal Trust filed as Exhibit 2.02 to the Form 20-F
                            for the year ended December 31, 1997 and incorporated herein by reference (File No. 1-9025)

            10.21           Warrant Indenture dated June 7, 1996 between Granges and
                            Montreal Trust filed as Exhibit 2.03 to the Form 20-F for
                            the year ended December 31, 1997 and incorporated herein by reference (File No. 1-9025)

            10.22           Stock Option Plan of Vista Gold dated November 1996 (File
                            No. 1-9025)

            10.23           Supplemental Warrant Indenture made as of November 1, 1996 between Vista Gold and Montreal Trust with respect to the
                            Warrant Indenture dated April 25, 1996 between Granges and
                            Montreal Trust filed as Exhibit 1.01 to the Form 20-F for
                            the year ended December 31, 1997 and incorporated herein by reference (File No. 1-9025)

            10.24           Supplemental Warrant Indenture made as of November 1, 1996 between Vista Gold and Montreal Trust with respect to the
                            Warrant Indenture dated June 7, 1996 between Granges and
                            Montreal Trust filed as Exhibit 1.02 to the Form 20-F for
                            the year ended December 31, 1997 and incorporated herein by reference (File No. 1-9025)

            10.25           Establishment of Operating Credit Facility dated
                            November 22, 1996 from The Bank of Nova Scotia to Vista Gold and accepted by Vista Gold on November 26, 1996 filed as
                            Exhibit 2.05 to the Form 20-F for the year ended
                            December 31, 1997 and incorporated herein by reference (File
                            No. 1-9025)

            10.26           Termination Agreement dated January 10, 1997 between Granges
                            (U.S.) Inc. and Atlas filed as Exhibit 1.03 to the
                            Form 20-F for the year ended December 31, 1997 and
                            incorporated herein by reference (File No. 1-9025)

    EXHIBIT NUMBER                                  DESCRIPTION
    --------------          ------------------------------------------------------------
            10.27           Credit Agreement dated as of February 20, 1997 between The
                            Bank of Nova Scotia and Hycroft Inc. filed as Exhibit 2.06 to the Form 20-F for the year ended December 31, 1997 and
                            incorporated herein by reference (File No. 1-9025)

            10.28           Guaranty dated as of February 20, 1997 by Vista Gold in
                            favor of The Bank of Nova Scotia filed as Exhibit 2.07 to
                            the Form 20-F for the year ended December 31, 1997 and
                            incorporated herein by reference (File No. 1-9025)

            10.29           Amendment No. 1 dated as of September 30, 1997 between The
                            Bank of Nova Scotia and Hycroft Inc. Credit Agreement dated as of February 20, 1997 between The Bank of Nova Scotia and
                            Hycroft Inc. filed as Exhibit 1.01 to the Form 20-F for the year ended December 31, 1998 and incorporated herein by
                            reference (File No. 1-9025)

            10.30           Letter Agreement of Private Placement dated April 24, 1998 between Zamora and Gribipe and Amendment dated June 1, 1998 to Letter Agreement of Private Placement Agreement dated
                            April 24, 1998 (File No. 1-9025)

            10.31           Share Purchase Agreement dated October 21, 1998 among
                            Cornucopia Resources Ltd., Cornucopia Resources Inc., Vista
                            Gold Holdings Inc. and Vista Gold (File No. 1-9025)

            10.32           Restated and Amended Loan Agreement dated as of October 21,
                            1998 between Mineral Ridge Inc. and Dresdner Bank AG,
                            New York and Grand Cayman Branches (File No. 1-9025)

            10.33 Stock Option Plan of Vista Gold dated November 1996 as amended in November 1998 (File No. 1-9025)

            10.34           Loan and Security Agreement dated as of April 12, 1999
                            between Hycroft Resources & Development, Inc. and Finova
                            Capital Corporation. (File No. 1-9025)

            10.35           Voluntary Petition under Chapter 11 of the U.S. Bankruptcy
                            Code dated December 10, 1999 filed by Mineral Ridge
                            Resources Inc. (File No. 1-9025)

            10.36           Sale Agreement dated January 31, 2000 on one hand between
                            David O'Connor and Vista Gold and on the other hand Empresa
                            Minera Multiple Capacirca. (File No. 1-9025)

            10.37           Employment Agreement dated September 8, 2000 between Vista
                            Gold and Ronald J. McGregor. (File No. 1-9025)

            10.38           [NOTE TO DRAFT: LIST MATERIAL CONTRACTS RELATED TO PRIVATE
                            PLACEMENTS.]

            24.01           Powers of Attorney

            27.01           Financial Data Schedule

REPORTS ON FORM 8-K

The following reports were filed under cover of Form 8-K during the quarter ended December 31, 2001:

1. Report dated November 15, 2001 regarding the Corporation's results for the quarter ended September 30, 2001.

                            SUPPLEMENTAL INFORMATION

Additional information, including directors' and officers' remuneration and indebtedness, principal holders of the Corporation's securities, options to purchase securities and interests of insiders in material transactions, where applicable, is contained in the Management Proxy and Information Circular for the annual and special general meeting of shareholders held on April 26, 2002.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             VISTA GOLD CORP.

Dated: March XX, 2002                        By:
                                                  ------------------------------------------
                                                              Ronald J. McGregor
                                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated:

Dated: March XX, 2002                        By:  ------------------------------------------
                                                              Ronald J. McGregor
                                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: March XX, 2002                        By:  ------------------------------------------
                                                                John F. Engele
                                                          VICE PRESIDENT FINANCE AND
                                                            CHIEF FINANCIAL OFFICER

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

                      SIGNATURE                                   CAPACITY                  DATE
                      ---------                                   --------                  ----
                          *
     -------------------------------------------       President and Chief Executive   March 2x, 2002
                 Ronald J. McGregor                      Officer and Director

                          *
     -------------------------------------------       Director                        March 2x, 2002
                     John Clark

                          *
     -------------------------------------------       Director                        March 2x, 2002
                  C. Thomas Ogryzlo

                          *
     -------------------------------------------       Director                        March 2x, 2002
                 Michael B. Richings

                          *
     -------------------------------------------       Director                        March 2x, 2002
                 A. Murray Sinclair

* On his own behalf and pursuant to a Power of Attorney dated March 26, 2001, the undersigned by signing his name hereby signs this report in the name and on behalf of the foregoing directors.


     -------------------------------------------
                 Ronald J. McGregor